Exhibit 10.1

General

Terms

Agreement

No. CFM-04-0012B

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

FOR CFM TRACKING ONLY:

Customer Signature Date:	Date All Signatures Secured:	Date Rec’d for Distribution:

Date Returned to Customer:	Internal Flowdown Date:	Flowdown Cycle: ______ /_____ Days

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

Table of Contents

o	Agreement

	ARTICLE I	—	DEFINITIONS	3
	ARTICLE II	—	PRODUCTS	7
	ARTICLE III	—	ORDER PLACEMENT	7
	ARTICLE IV	—	PRODUCT PRICES	8
	ARTICLE V	—	DELIVERY	9
	ARTICLE VI	—	PAYMENT	12
	ARTICLE VII	—	TAXES	12
	ARTICLE VIII	—	WARRANTY AND CFM56 PRODUCT SUPPORT PLAN	13
	ARTICLE IX	—	EXCUSABLE DELAY	13
	ARTICLE X	—	PATENTS	14
	ARTICLE XI	—	DATA	14
	ARTICLE XII	—	FAA AND DGAC CERTIFICATION REQUIREMENTS	15
	ARTICLE XIII	—	LIMITATION OF LIABILITY	16
	ARTICLE XIV	—	GOVERNMENTAL AUTHORIZATION	16
	ARTICLE XV	—	WAIVER OF IMMUNITY	17
	ARTICLE XVI	—	NOTICES	17
	ARTICLE XVII	—	TERMINATION EVENTS	18
	ARTICLE XVIII	—	MISCELLANEOUS	19
	ARTICLE XIX	—	DISPUTE RESOLUTION	23

o	Exhibit A - Engine Warranty Plan			25

	SECTION I	—	WARRANTIES	25
	SECTION II	—	GENERAL	25

o	Exhibit B -CFM56 Product Support Plan			28

	SECTION I	—	SPARE PARTS PROVISIONING	28
	SECTION II	—	TECHNICAL PUBLICATIONS AND DATA	30
	SECTION III	—	TECHNICAL TRAINING	32
	SECTION IV	—	CUSTOMER SUPPORT AND SERVICE	35
	SECTION V	—	ENGINEERING SUPPORT	37
	SECTION VI	—	SUPPORT EQUIPMENT	38
	SECTIONVII	—	GENERAL CONDITIONS—CFM56 PRODUCT SUPPORT PLAN	38

o	Exhibit C—Payment			40

o	Exhibit D—Technical Data			41

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CFM PROPRIETARY INFORMATION

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

THIS GENERAL TERMS AGREEMENT NO. CFM-04-0012B dated as of the 14th day of June, 2004, by and between CFM International, Inc. (hereinafter referred to as “CFM”), a Delaware corporation jointly owned by General Electric Company (hereinafter referred to as “GE”), a New York corporation and Snecma Moteurs (hereinafter referred to as “SNECMA”), a French Company, and Best Air Holdings, Inc., a Delaware corporation (hereinafter referred to as “Airline” or “Purchaser”). This Agreement may also use the terms “Parties” and “Party” to refer to CFM and Airline.

WITNESSETH

WHEREAS, Airline will acquire certain aircraft equipped with CFM installed engines, and

WHEREAS, the Purchaser is initially seeded with capital by Virgin USA, Inc. and is ultimately to be explicitly majority owned and controlled by U.S. institutional investors and nationals in accordance with U.S. federal regulations, and

WHEREAS, Purchaser represents to CFM that Purchaser is actively seeking financing and is negotiating the acquisition of aircraft with CFM installed engines on its own behalf; and

WHEREAS, the Parties hereto desire to enter into this Agreement for the support by CFM of such installed engines, the sale and support by CFM and the purchase by Airline from CFM of spare engines, related equipment and spare parts for such installed engines and spare engines.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto agree as follows:

ARTICLE I—DEFINITIONS

These definitions shall apply for all purposes of this Agreement unless the context otherwise requires.”Aircraft” means the aircraft on which the Engines described in the applicable letter agreement to this Agreement are installed.

“Aircraft Manufacturer” means Airbus Industrie S.A.S.

“Aircraft Purchase Agreement” means the arrangements between Airline and Aircraft Manufacturer, as the same may from time to time be amended, modified or supplemented.

“Agreement” means this General Terms Agreement No. CFM-04-0012B (“GTA”), as amended by Letter Agreement No. 1 and Letter Agreement No. 2, and as may be amended, modified and/or supplemented from time to time.

“Airworthiness Directive” means a requirement for the inspection, repair or modification of the Engine or any portion thereof as issued by the FAA and DGAC.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

“AOG” means the highest priority designation to process a requirement for a spare part(s) and/or maintenance action, and indicates that an aircraft is unable to continue or be returned to revenue service until the appropriate action is taken.

“ATA” means the Air Transport Association of America.

“Base Price” means the base price of each Spare Engine as set forth in Letter Agreement No. 1.

“CD Rate” means for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a business day, the next preceding business day) by the Board of Governors of the Federal Reserve System of the United States (the “Board”) through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding business day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a business day, on the next preceding Business Day) by JPMorgan Chase Bank from three New York City negotiable certificate of deposit dealers of recognized standing selected by it.

“DGAC” means France’s Direction Générale de l’Aviation Civile.

“Engine” means the Engine(s) described in the applicable letter agreement(s) to this Agreement. Engines shall include the basic engines themselves and all ancillaries that CFM deliver to the Aircraft Manufacturer and all standard engine controls, instrumentation, excluding QEC and aircraft EBU hardware.

“Excusable Delay” has the meaning set forth in Article IX of this Agreement.

“Expendable Parts” means those parts which must routinely be replaced during Inspection, repair, or maintenance, whether or not such parts have been damaged, and other parts which are customarily replaced at each such Inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals.

“FAA” means the United States Federal Aviation Administration.

“Failed Parts” means those Parts and Expendable Parts suffering a Failure, including Parts suffering Resultant Damage.

“Failure” means the breakage of a Part, malfunction of a Part, or damage to a Part, rendering it unserviceable and such breakage, malfunction or damage has been determined to be due to causes within CFM’s control including, but not limited to, a defect in design. Failure shall also include any defect in material or workmanship. Failure does not include any such breakage, malfunction or damage that is due to normal wear and tear that can be restored by overhaul or repair.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

“Firm Order Aircraft” means eighteen (18) newly manufactured firm A319 and A320 narrow-body Airbus Aircraft ordered by Purchaser from the Aircraft Manufacturer, each equipped with two (2) new CFM56-5B5 and CFM56-5B4 On-Wing Engines, respectively, and to be delivered in accordance with the delivery schedule set forth in the Attachment A to Letter Agreement No. 1 under this Agreement.

“Flight Cycle” means the complete running of an Engine from start through any condition of flight and ending at Engine shutdown. A “Touch and Go Landing” used during pilot training shall be considered as a “Flight Cycle.”

“Flight Hours” means the cumulative number of airborne hours in operation of each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

“Foreign Object Damage” means any damage to the Engine caused by objects which are not part of the Engine and Engine optional equipment.

“Inspection” means the observation of an Engine or Parts thereof, through disassembly or other means, for the purpose of determining serviceability.

“Labor Allowance” means a CFM credit calculated by multiplying the established labor rate by man-hours allowed for disassembly, reassembly (when applicable), and for Parts repair. If a Labor Allowance is granted for a repair, it shall not exceed the credit which would have been quoted if the Part had not been repairable. The established labor rate means either (a) the then current labor rate mutually agreed between CFM and Airline if the work has been performed by Airline, or (b) the then current labor rate agreed between CFM and the CFM authorized repair and overhaul shop if the work has been performed by such repair and overhaul shop.

“Lessor Aircraft” means new A319 and A320 Aircraft leased by Airline from one or more third party lessors.

“Lessor On-Wing Engines” means On-Wing Engines installed on new Aircraft leased from one or more aircraft lessors.

“Letter Agreement No. (#)” means a numbered Letter Agreement(s) supplementing the GTA No. CFM-04-0012B between CFM and Airline.

“Letter Agreement No. 1” means the Letter Agreement No. 1 supplementing this GTA and dated as of the date hereof between CFM and Airline.

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“Letter Agreement No. 2” means the Letter Agreement No. 2 supplementing this GTA and dated as of the date hereof between CFM and Airline.

“LLP” or “Life Limited Part” means a part which is subject to an applicable Aircraft or Engine maintenance manual life limit.

“Module” means the Engine Modules described in the applicable letter agreement.

“On-Wing Engines” means Engines delivered with newly manufactured Aircraft, whether purchased or leased. For the avoidance of doubt, On-Wing Engines will not include used or previously owned Engines.

“Part” means only those Engine and Engine Module Parts which have been sold originally to Airline by CFM for commercial use. The term excludes parts which were furnished on new Engines and Modules but are procured directly from vendors. Such parts are covered by the vendor warranty and the CFM “Vendor Warranty Back Up.” Also excluded are Expendable Parts and customary short-lived items such as igniters and filter inserts.

“Parts Credit Allowance” means the credit granted by CFM to Airline in connection with the Failure of a Part based on the price of a replacement Part, Ex-Works, Evendale, or Ex-Works point of manufacture at the time the Part is removed. This credit may take the form of a replacement Part at CFM’s option.

“Part Cycles” means the total number of Flight Cycles accumulated by a Part.

“Parts Repair” means the CFM recommended rework or restoration of Failed Parts to a Serviceable condition.

“Part Time” means the total number of Flight Hours accumulated by a Part.

“PDP Reference Price” means the unescalated Spare Engine Base Price identified in the applicable letter agreement under this Agreement.

“Pre-Delivery Payment” or “PDP” means a purchase price payment made by Airline for a Product prior to payment of the final balance due in accordance with Exhibit C to this GTA.

“Pre-owned” means that the item described as such has been owned and operated by one or more third parties and, as to Airline or Airline’s lessor, is not newly manufactured.

“Products” means Spare Engines, Parts, Modules, technical data, engine monitoring instrumentation, ancillary equipment and other products of CFM as may be offered for sale by CFM.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

“Resultant Damage” means the damage suffered by a Part in warranty because of a Failure of another Part or Expendable Part within the same engine provided that the Part or Expendable Part causing the damage was in warranty.

“Serviceable” means an Engine or Part which is in flight worthy condition within the limits defined in the applicable Engine manuals, specification and/or publications.

“Scrapped Parts” means those Parts determined by CFM to be unserviceable and not repairable by virtue of reliability, performance or repair costs. Such Parts shall be considered as scrapped if they bear a scrap tag duly countersigned by a CFM representative. Such Parts shall be disposed of by Airline unless requested by CFM for engineering analysis, in which event any handling and shipping shall be at CFM’s expense.

“Spare Engine” means newly manufactured Engines purchased from CFM by Purchaser and delivered directly to the Purchaser that are not On-Wing Engines.

“Ultimate Life” of a Part means the approved limitation on use of a Part, in cumulative Flight Hours or Flight Cycles, which either a U.S. and/or French Government authority establish as the maximum period of allowed operational time for such Parts in Airline service, with periodic repair and restoration. The term does not include individual Failure from wear and tear or other cause not related to the total usage capability of all such Parts in Airline service.

“Unserviceable” means not in Serviceable condition.

ARTICLE II—PRODUCTS

Airline may purchase any Product under the terms and subject to the conditions hereinafter set forth. CFM shall also provide certain Product services as described in Exhibit B.

ARTICLE III—ORDER PLACEMENT

A.	Notwithstanding additional terms in Airline’s purchase orders and in the event of any conflict between this Agreement and the printed terms and conditions appearing on Airline’s purchase orders, this Agreement shall govern, except that the description of Products, price, quantity, delivery dates and shipping instructions shall be as set forth on each purchase order accepted by CFM.

B.	Airline may place purchase orders for Spare Parts using one of the following methods: Web-Center (in accordance with the Web-Center terms and conditions), telephone, telegram, facsimile transmission, ARINC or SITA utilizing ATA Specification 2000 (Chapter 3 format) or Airline purchase order as prescribed in the Catalog or CFM’s quotation.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

C.	Initial provisioning shall be agreed upon by CFM and Airline. Airline may place purchase orders for initial provisioning quantities of spare Parts as provided in the attached Exhibit B as and when Airline elects. Airline may at its election purchase spare Parts from third parties. If Airline elects to purchase spare Parts from third parties, only new CFM parts in original packaging shall be supported under this Agreement.

D.	Airline shall place Purchase orders for any Product in accordance with the applicable letter agreement or CFM’s quotation for said products.

E.	CFM’s acknowledgment of each purchase order shall constitute acceptance thereof.

ARTICLE IV—PRODUCT PRICES

A.	The selling price of Products, including certain spare Parts and Modules, will be the respective prices which are both (i) quoted by CFM for such items in procurement data issued in accordance with ATA Specification 2000 (as the same may be revised or superseded from time to time, the “Procurement Data”) or CFM’s written quotation or proposal from time to time and (ii) confirmed in a purchase order placed by Airline and accepted by CFM. CFM shall quote such prices in U.S. Dollars and Airline shall pay for Products in U.S. Dollars. All Product prices include the cost of CFM’s standard tests, inspection and commercial packaging. Transportation costs and costs resulting from special inspection, packaging, testing or other special requirements, requested by Airline, will be paid for by Airline.

B.	Spare Engine prices will be quoted as Base Prices, subject to escalation using the appropriate CFM Engine escalation provisions set forth in this Agreement. The selling price for a spare Engine is established at the time of Delivery. The appropriate CFM escalation provisions will be set forth in each applicable letter agreement to this Agreement. No change to such escalation provisions will apply to Airline until CFM provides Airline at least ***** prior written notice.

C.	The selling price of spare Parts, except for those which may be quoted by CFM to Airline, will be the respective prices which are both (i) quoted in CFM’s Spare Parts Price Catalog, as revised from time to time (the “Spare Parts Catalog” or “Catalog”) or in Procurement Data and (ii) confirmed in a purchase order placed by Airline and accepted by CFM. CFM shall quote such prices in U.S. Dollars, and Airline shall pay for CFM Products in U.S. Dollars. Transportation costs and costs resulting from special inspection, packaging, testing or other special requirements requested by Airline, will be paid for by Airline. But if such additional testing or inspection requirements were reasonably requested by Airline and were agreed to by CFM (which agreement would not unreasonably be withheld) as a result of defects discovered in previous Products provided to Airline by CFM, then CFM shall pay such costs for special inspection, packing, testing and other special requirements. Notwithstanding the foregoing, Airline will only be responsible for transportation costs from a U.S. location, unless a non-U.S. source is specifically requested by Airline.

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D.	The selling price of Spare Parts will be set forth in CFM’s most current catalog or in Procurement Data. The catalog (including prices) shall be firm for the ***** from the date of issuance of the catalog. CFM will advise Purchaser in writing ***** in advance of any changes to the catalog. Prices will be based upon the catalog at time of order. CFM shall not be obligated to accept Airline purchase orders for quantities of spare Parts in excess of up to ***** days of Airline’s normal usage beyond the effective date of the announced price change.

ARTICLE V—DELIVERY

A.	CFM shall supply Products under each purchase order placed by Airline and accepted by CFM, on a mutually agreed upon schedule consistent with CFM’s lead times and set forth in each purchase order. For example, CFM’s lead time for Spare Engines is at least ***** Engines shall be delivered to the Aircraft Manufacturer as directed by Aircraft Manufacturer. Shipment of such CFM Products shall be from CFM’s facility in Evendale, Ohio, U.S.A., Peebles, Ohio, U.S.A., or Erlanger, Kentucky, U.S.A., or point of manufacture, or other facility at CFM’s option. Shipment dates are subject to (1) prompt receipt by CFM of all information necessary to permit CFM to proceed with work immediately and without interruption, and (2) Airline’s compliance with the payment terms set forth herein.

B.	Delivery of all Products shall be as follows (hereinafter “Delivery”):

(1)	For Products shipped from the U.S. to a domestic U.S. destination. Delivery of such Products shall be Ex Works (Incoterms 2000) at the point of shipment described in Paragraph A of this Article;

(2)	For Products shipped from the U.S. to a destination outside the U.S., Delivery of such Products shall be to Airline at the frontier of the destination;

(3)	For Products shipped from a location outside the U.S. Delivery of such Products shall occur at the frontier of the destination country;

(4)	In the event shipment cannot be made for reasons set forth in Paragraph E of this Article, Delivery shall be to storage.

Upon Delivery, title to Products as well as risk of loss thereof or damage thereto shall pass to Airline. However, if Airline requested foreign manufacture of such Product or requested foreign delivery, Delivery for purposes of (2) and (3) shall be Ex Works, point of shipment. Notwithstanding the foregoing, responsibility for all risk and expense in obtaining any required export and import licenses and carrying out all customs formalities for the exportation and importation of goods shall be as set forth in Article XIV of this Agreement.

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C.	Notwithstanding that Delivery of Products shall be as set forth in Paragraph B of this Article, Airline shall arrange and pay for transportation on behalf of CFM of such Products from the point of shipment in the U.S. described in Paragraph A of this Article until Delivery in accordance with Paragraph B of this Article. All arrangements for Products shipped from a location outside the U.S. to a U.S. shipping point shall be arranged and paid for by CFM. However, if Airline requested foreign manufacture of such Product or requested foreign delivery, Airline shall arrange and pay for such transportation. For shipment of major items such as Spare Engines which (1) require that the ground transportation carrier enter CFM’s facilities and (2) necessitate CFM’s assistance in placing such Products into the hands of the carrier, CFM agrees to contact the carrier directly to arrange the carrier’s scheduled arrival at CFM’s facility. With respect to any Product shipped from the U.S. to a domestic U.S. destination, CFM agrees, unless otherwise directed by Airline or Airline’s freight forwarder, to select a carrier who will act as Airline’s agent to transport Products on the initial leg of ground transportation.

D.	For Products shipped from outside the U.S., CFM shall bear the risk of loss from point of shipment to the frontier of the destination country and ensure that, in the event of loss of or damage to such Products, it is fully insured against any carrier having custody of the Products at the time of the loss or damage, whether transportation is arranged on Airline’s own aircraft or otherwise. Upon Delivery, risk of loss shall, as stated above, pass to Airline, and Airline shall thereafter take measures it deems appropriate with respect thereto.

E.	If the Product(s) cannot be shipped when ready due to any cause specified in Article IX of this Agreement, CFM may place such Product(s) in storage. In such event, all expenses incurred by CFM for activities such as, but not limited to, preparation for and placement into storage and handling, storage, inspection, preservation and insurance shall be paid by CFM. However, if shipment cannot be made due to causes within Airline’s reasonable control, all such expenses related to placing the Product into storage, shall be paid by Airline within *****after presentation of CFM’s invoices.

F.

Should the delivery by CFM of any Spare Engine be delayed for any reason (other than solely because of the Purchaser), CFM shall make available to Purchaser an Engine(s) similar to the Spare Engine from its nationwide emergency lease pool whenever Purchaser would have utilized a Spare Engine during the period of delay to eliminate an AOG at no cost to Purchaser (other than restoration and LLP deterioration fees fairly attributable to the Purchaser’s actual use of such Engine). When the Spare Engine is delivered to Purchaser, Purchaser has ***** to remove and return such substitute lease engine to CFM or Purchaser shall pay CFM for all lease costs incurred by CFM for such engine starting on and after the ***** in addition to all applicable restoration and

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

LLP deterioration fees. In the event that CFM complies with the provision of a lease pool engine under these Spare Engine delay circumstances, Purchaser shall waive any and all rights to sue CFM for legal or equitable remedies for such delay.

Purchaser’s access to the emergency lease pool managed by CFM for its customers is utilized to support all operators of the engine type and, as such, is not dedicated to any one Aircraft operator. The quantity and location of the pool engines as well as the duration of this support will be determined by CFM based on the overall needs of the fleet operators. These Engines will be leased subject to the terms and conditions of the CFM56 Master Equipment Lease Agreement as entered into by CFM and Purchaser. Purchaser understands that it may not use this arrangement as a substitute for acquiring adequate spare engine capability.

G.	Unless otherwise instructed by Airline, CFM shall ship each Product packaged in accordance with CFM’s normal standards for domestic shipment or export shipment, as applicable. Any special boxing or preparation for shipment specified by Airline shall be for Airline’s account and responsibility. Each Spare Engine purchased from and delivered by CFM shall include a storage bag and shipping stand at no additional cost. The cost of any re-shipping stand or container is not included in the price of the Product. In the event any such CFM-owned items are not returned by Airline to the original point of shipment, in re-usable condition within ***** after shipment, Airline will pay CFM the price of such items upon presentation of CFM’s invoice. Subject to the terms of Letter Agreement No. 2, a Spare Engine shall be delivered to Purchaser rated at the purchased thrust.

H.	Airline’s order number shall be indicated on all shipments, packing sheets, bills of lading and invoices. CFM shall include with packing sheets the Engine data submittal package which shall be accurate as of the time of shipment.

I.	CFM shall ship spare Parts packaged and labeled in accordance with ATA Specification No. 300, to a revision mutually agreed in writing between CFM and Airline. CFM shall notify Airline, where applicable, that certain spare Parts are packed in unit package quantities (“UPQs”) or multiples thereof.

Notwithstanding the distinctions set forth in this Article as to when shipment of a Product occurs as opposed to when Delivery of such Product occurs, for all other purposes of this Agreement (including but not limited to (i) escalation of base prices for Products per Article IV of this Agreement, (ii) dates to be provided in Airline’s purchase orders to CFM per Article III of this Agreement, (iii) payment for Products in accordance with the CFM Payment Terms of this Agreement, and (iv) Exhibit A, Warranties and Guarantees, the terms “deliver” or “delivery” with respect to a Product shall be deemed to mean the shipment of that Product in accordance with the terms hereof. However, use of the terms “delivery” or “deliver” and “shipment” or “ship” shall not be construed so that any acts will pass title or risk of loss or damage with respect to the Products to Airline prior to Delivery in accordance with Paragraph B of this Article.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

In the event of any delay by CFM in Engine delivery (whether or not such delay is an Excusable Delay), CFM agrees that the Price Escalation Adjustment shall be based on the originally scheduled delivery date and that Pre-Delivery Payments shall be adjusted to reflect the revised delivery date.

ARTICLE VI—PAYMENT

Airline shall pay CFM with respect to Products purchased hereunder as set forth in the attached Exhibit C.

ARTICLE VII—TAXES

A.	The selling prices include and CFM shall be responsible for the payment of any taxes measured by the income of CFM or in the nature of income taxes, and any franchise taxes, doing business taxes, capital, net worth and any other taxes which would have been imposed without regard to the transaction contemplated hereby, and imposed or levied by a taxing authority whether or not located in the United States. With respect to shipments from the U.S. to any foreign destination requested by Airline, unless CFM arranges for export shipment, Airline agrees to furnish ***** evidence of exportation or other evidence of tax or duty exemption acceptable to the taxing or customs authorities when requested by CFM, failing which, the amount of any U.S. taxes imposed on CFM in connection with the transaction shall be promptly reimbursed in U.S. Dollars by Airline to CFM upon submission of CFM’s invoices therefor. CFM is not aware of any U.S. sales tax being levied for transactions hereunder at the present time.

B.	Any other taxes levied in connection with a transaction under this Agreement, other than taxes measured by the income of CFM, or in the nature of income taxes, and any franchise taxes, doing business taxes, capital, net worth and any other taxes which would have been imposed without regard to the transaction contemplated hereby, whether levied against Airline or against CFM or its employees, shall be the responsibility of the Airline and shall be paid directly by Airline to the governmental authority concerned. If CFM or its employees are required to pay any such taxes in the first instance, or as a result of Airline’s failure to comply with any applicable laws or regulation governing the payment of such levies by Airline, the amount of any payments so made, plus the expense of currency conversion, shall be promptly reimbursed in U.S. Dollars by Airline upon submission of CFM’s invoices therefor.

C.	For the purposes of this Article “Taxes” means all taxes, duties, fees, or other charges of any nature (including, but not limited to, ad valorem, excise, franchise, gross receipts, import, license, property, sales, stamp, turnover, use, or value-added taxes, and any and all items of withholding, deficiency, penalty, addition to tax, interest or assessment related thereto).

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D.	All payments by Airline pursuant to this Agreement shall be free of all withholding of any nature whatsoever except to the extent otherwise required by law, and if any such withholding is so required, Airline shall pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount actually received by CFM shall equal the amount that CFM would have received if such withholding had not been required, in each case, so long as the bank to which Airline is requested to make payments is located in the U.S.

E.	If CFM elects to ship Products from outside the U.S. to a domestic location specified by Airline, all taxes, duties and cost of transportation to the frontier and importing such Products into the U.S. shall be paid by CFM. However if Airline requests CFM to ship Products from outside the U.S. or to ship Products from inside the U.S. to a foreign destination, then Airline shall pay all taxes, duties and costs of transportation and importing such Products into the U.S.

F.	CFM represents that as of the date of this Agreement, no sales and transfer tax is payable in connection with the delivery of any Spare Engine; provided, that the foregoing representation does not cover use taxes. All use taxes will be paid by Purchaser if levied as a result of a delivery under this Agreement. Puchaser will pay any sales or transfer taxes arising on account of any change in law after the date of this Agreement. However, if such a change in law occurs, the Parties will work together to minimize the effect of such change in law on transactions under this Agreement.

ARTICLE VIII—WARRANTY AND CFM56 PRODUCT SUPPORT PLAN

Applicable warranties relating to all Engines or Parts, either purchased by Airline directly from CFM or installed on Airline’s Aircraft as original equipment, are set forth in Exhibit A. Likewise, traditional product support activities designed for the Engines or Parts are set forth in Exhibit B. All On-Wing and Spare Engines, whether initially contracted for as the Firm Order or acquired through “option” or “purchase rights,” shall be entitled to the respective applicable warranties and product support terms set forth herein, including, without limitation, Exhibits A and B hereto. As provided herein, On-Wing Engines and Spare Engines may have different support terms.

ARTICLE IX—EXCUSABLE DELAY

CFM shall not be liable for delays in delivery or failure to perform due to (1) acts of God, acts of Airline, acts of civil or military authority, fires, strikes, floods, epidemics, war, civil disorder, riot, delays in transportation, or (2) inability due to causes beyond its reasonable control to obtain necessary labor, material, or components, or (3) any other cause beyond its reasonable control. In the event of any such delay, the date of delivery shall be extended for a period equal

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to the time lost by reason of the delay. This provision shall not, however, relieve CFM from using reasonable efforts to continue performance whenever such causes are removed. CFM shall promptly notify Airline when such delays occur or impending delays are likely to occur and shall continue to advise it of new shipping schedules and changes thereto.

ARTICLE X – PATENTS

A.	CFM shall handle all claims and defend any suit or proceeding brought against Airline insofar as based on a claim that without further combination, any Product furnished under this Agreement constitutes an infringement of any patent of the United States or of any patent of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States at Chicago on December 7, 1944, in which Airline is authorized to operate or in which another airline pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Airline. This paragraph shall apply only to any Product manufactured to CFM’s design.

B.	CFM’s liability hereunder is conditioned upon Airline promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit or proceeding. In case such Product is held in such suit or proceeding to constitute infringement and the use of said Product is enjoined, CFM shall expeditiously, at its own expense and at its option, either (1) procure for Airline the right to continue using said Product; (2) replace same with satisfactory and noninfringing Product; or (3) modify same so it becomes satisfactory and noninfringing. CFM shall not be responsible to Airline or to said other airline, for incidental or consequential damages, including, but not limited to, costs, expenses, liabilities and/or loss of profits resulting from loss of use under this Article X.

C.	The remedies described in paragraphs (A) and (B) above do not apply to any Product or Part (1) not purchased by Airline from CFM (except for Products or Parts installed as original equipment on aircraft owned, leased or operated by Airline); (2) that was changed, modified, or not used for its intended purpose; or (3) that was manufactured by CFM to Airline’s unique specifications or directions. CFM assumes no liability for patent infringement as to such items.

The foregoing shall constitute the sole and exclusive remedy of Airline and the sole and exclusive liability of CFM for patent infringement.

ARTICLE XI—DATA

A.

All information and data (referred to as “Data” hereafter) (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, software, specifications, technical publications, electronic transmittals, Customer Website data and memoranda) which may be furnished or made available to Airline directly or indirectly as the result of this Agreement shall remain the property of CFM. This Data is proprietary to CFM,

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is disclosed by CFM to Airline in confidence, and shall neither be used by Airline nor furnished by Airline to any other person, firm or corporation for the design or manufacture of any Product nor permitted out of Airline’s possession nor divulged to any other person, firm or corporation, except on a limited basis with other members of the Virgin group (whether or not under common control), but they shall be subject to the same obligations of confidentiality as Airline itself, or as otherwise agreed in writing. Nothing in this Agreement shall preclude Airline from using such Data for the modification, overhaul, or maintenance work performed by Airline on Airline’s Products; except that all repairs or repair processes that require substantiation(including, but not limited to, high technology repairs) will be the subject of a separate license and substantiated repair agreement between CFM and Airline. Airline shall take all steps necessary to insure compliance by its employees, other members of the Virgin group, and agents with this Article XI.

B.	Nothing in this Agreement shall convey to Airline the right to use the CFM Data to create, manufacture, develop, reproduce or cause the reproduction of any Product of a design identical or similar to that of the Product purchased hereunder or to use the CFM Data to develop any repair for Products, or give to Airline a license under any patents or rights owned or controlled by CFM.

C.	CFM warrants that it either owns or will secure the right for Airline to use, as set forth in this paragraph, software delivered as part of an Engine by CFM to Airline under this Agreement. CFM agrees to provide to Airline, as part of the delivered Engines, a copy of all software, in machine readable (object code) format, necessary solely for the operation and maintenance of Engines provided under this Agreement. CFM will provide to Airline and Airline agrees to accept and execute all necessary license agreements, if any, that are required to memorialize such rights to use such software. Airline agrees that it shall have no rights to sublicense, decompile or modify any software provided by CFM without the prior express written consent of the owner of such software. Airline shall be solely responsible for negotiating any licenses necessary to secure for Airline any additional rights in any software.

ARTICLE XII—FAA AND DGAC CERTIFICATION REQUIREMENTS

A.	All Products, when required by the U.S. and/or French Governments, shall, at time of delivery:

1.	Conform to a Type Certificate issued by the FAA and DGAC;

2.	Conform to applicable regulations issued by the FAA and DGAC, provided such regulations are promulgated prior to the date of acceptance by CFM of the purchase order issued by Airline for such Products in accordance with this Agreement.

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B.	However, if subsequent to the date of acceptance of the purchase order for such Products but prior to their delivery by CFM to Airline, the FAA and/or DGAC issue changes in regulations covering Products sold under this Agreement and such changes in regulations are promulgated after the date of Airline purchase orders for such Products and such changes were not caused by defects in the Product, then all costs associated with any Product modifications necessitated thereby will be shared equally by CFM and Airline; provided however, that costs associated with any modifications to the airframe required by such Product modifications shall not be borne by CFM.

C.	Any delay occasioned by complying with such regulations set forth in Paragraph B above shall be deemed an Excusable Delay under Article IX hereof, and, in addition, appropriate adjustments shall be made in the specifications to reflect the effect of compliance with such regulations.

ARTICLE XIII—LIMITATION OF LIABILITY

The liability of CFM to Airline arising out of, connected with, or resulting from the manufacture, sale, possession, use or handling of any Product (including Engines installed on Airline’s owned or leased aircraft as original equipment and engines obtained, acquired, leased or operated before or after the execution of this Agreement) or furnishing of services, whether in contract, warranty, tort including negligence (but excluding willful misconduct or gross negligence) or otherwise, shall be as set forth in this Agreement or in Exhibit A or B or in the applicable letter agreements to the Agreement, and ***** ***** As used herein, the term “CFM” shall be deemed to include GE, SNECMA and CFM. THE WARRANTIES AND GUARANTEES SET FORTH IN EXHIBIT A OR THE APPLICABLE LETTER AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

For the purpose of this Article, the term “CFM” shall be deemed to include CFM, GE, SNECMA, and CFM’s subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each.

ARTICLE XIV—GOVERNMENTAL AUTHORIZATION

If Airline requests to have Products shipped to a location outside the U.S., Airline shall be responsible for obtaining any required export licenses and import licenses or any other required governmental authorization and shall be responsible for complying with all U.S. and foreign government licensing and reporting requirements. Airline shall restrict disclosure of all information and data furnished in connection with such authorization and shall ship the subject matter of the authorization to only those destinations that are authorized by the U.S. and/or

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French Governments. At the request of Airline, CFM will provide Airline with a list of such authorized destinations. CFM shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed and Airline shall not be relieved of its obligation to pay CFM. If CFM agrees in writing upon Airline’s written request, to assist Airline to arrange for export shipment of Products, Airline shall pay CFM for all fees and expenses including, but not limited to those covering preparation of consular invoices, freight, storage, and Warehouse to Warehouse (including war risk) insurance, upon submission of CFM’s invoices. In such event, CFM will assist Airline in applying for any required Export License and in preparing consular documents according to Airline’s instructions or in the absence thereof, according to its best judgment but without liability for error or incorrect declarations including, but not limited to, liability for fines or other charges. If CFM requests to have Products shipped to a location outside the U.S., or if CFM elects to have Products shipped from outside the U.S., CFM, at its sole expense, shall be responsible for obtaining any required export licenses and import licenses or any other required governmental authorization and shall be responsible for complying with all U.S. and foreign government licensing and reporting requirements.

ARTICLE XV—WAIVER OF IMMUNITY

To the extent that Airline or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, Airline for itself and its property does hereby irrevocably and unconditionally waive, and agree not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions including, without limitation, under the Foreign Sovereign Immunities Act of 1976 of the United States of America.

ARTICLE XVI—NOTICES

Any notices under this Agreement shall become effective upon receipt and shall be in writing and be delivered or sent by mail, personal service or fax to the respective parties at the following addresses, which may be changed by written notice:

If to:	Best Air Holdings, Inc.	If to:	CFM International, Inc.
	c/o Virgin USA, Inc.		One Neumann Way, M.D. Y 7
	520 West Broadway		Cincinnati, Ohio 45215-1988 USA
New York, NY 10012
Attn:	Chief Financial Officer	Attn:	Customer Support Manager
	Facsimile Number: (212) 966-3008		Facsimile Number: (513) 243-1345
	Telephone Number: (212) 981-3593		Telephone Number: (513) 243-5216

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Notice sent by the U.S. mail, postage prepaid, shall be deemed received within ***** after deposit.

ARTICLE XVII—TERMINATION EVENTS

A.	Upon the commencement of any bankruptcy or reorganization proceeding by or against either Party hereto (the “Defaulting Party”), the other Party hereto may, upon written notice to the Defaulting Party, cease to perform any and all of its obligations under this Agreement and the purchase orders hereunder (including, without limitation, continuing work in progress and making deliveries or progress payments or down payments) unless the Defaulting Party shall provide adequate assurance, in the opinion of the other Party hereto, that the Defaulting Party will continue to perform all of its obligations under this Agreement and the purchase orders hereunder in accordance with the terms hereof, and will promptly compensate the other Party hereto for any actual pecuniary loss resulting from the Defaulting Party being unable to perform in full its obligations hereunder and under the purchase orders. If the Defaulting Party or the trustee thereof shall fail to promptly provide such adequate assurance, upon notice to the Defaulting Party by the other Party hereto, this Agreement and all purchase orders hereunder shall be canceled.

B.	Either Party, at its option, may cancel this Agreement or any purchase order hereunder with respect to any or all of the Products to be furnished hereunder which are undelivered or not furnished on the effective date of such cancellation by giving the other Party written notice, as hereinafter provided, at any time: (1) after a receiver of the other’s assets is appointed on account of insolvency, or the other makes a general assignment for the benefit of its creditors and such appointment of a receiver shall remain in force undismissed, unvacated or unstayed for a period of one hundred and twenty (120) days thereafter or (2) the other Party ceases to do business. Such notice of cancellation shall be given thirty (30) days prior to the effective date of cancellation, except that, in the case of a voluntary general assignment for the benefit of creditors, such notice need not precede the effective date of cancellation.

C.	*****shall also have the right to terminate this Agreement until *****but such right not to extend beyond *****at which time either Purchaser or CFM may terminate this Agreement unless otherwise mutually agreed by Purchaser and CFM. In the event either Purchaser or CFM terminates this Agreement, ***** *****In the event of such termination of this Agreement pursuant to this provision, Purchaser agrees, *****

D.

In addition to the provisions described above, this Agreement entered into by the Purchaser and CFM may be terminated: (1) by CFM, in the event that Purchaser ceases to operate at least ***** aircraft powered by the Engines set forth herein, (2) by CFM, in the event that less than ***** aircraft powered by such Engines are in commercial service, (3) by either party, in the event that this Agreement is terminated as a result of an Excusable Delay which continues for ***** or more; provided that if CFM provides

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a substitute spare Engine for at least ***** pursuant to Article V.F. above, such ***** period shall be extended to *****, (4) by mutual consent of the parties, (5) by CFM, if Purchaser ceases normal airline business operations, or (6) by CFM or Purchaser, upon any material breach by the other party which is not cured within ***** from receipt of written notice. Termination may result in applicable legal and equitable remedies which may include forfeiture of payments made on products not delivered, application of interest on amounts outstanding, repossession of products delivered, and off set of payments for outstanding balances; *****

ARTICLE XVIII—MISCELLANEOUS

A.	Assignment of Agreement. This Agreement may not be assigned, in whole or in part, by either Party without the prior written consent of the other Party (such consent not to be unreasonably withheld), except as follows:

(1)	Airline’s consent shall not be required for the assignment by CFM to a third party of CFM’s rights to any and all payments from Airline under this Agreement.

(2)	Purchaser may, with prior written notice to CFM, assign all of its interests under this Agreement for product support relating to On-Wing Engines and the purchase of Spare Engines from CFM to an entity resulting from a merger, reorganization or acquisition of the Purchaser, or an entity acquiring all or substantially all of the assets of the Purchaser, in order to initiate normal business operations.

(3)	Purchaser may assign, subject to CFM’s written consent which will not be unreasonably withheld, its right to purchase any Engine to a third party in order to facilitate a method of leasing the Aircraft and/or Engines, finance or refinance (including, without limitation, pre-delivery assignment related to the Purchaser’s desire to arrange elements of the financing for Pre-Delivery Payments) pursuant to an assignment agreement in form reasonably satisfactory to CFM.

(4)	Purchaser may also assign, subject to CFM’s written consent which will not be unreasonably withheld, its right to purchase any Engine to any affiliated airlines within the Virgin group pursuant to an assignment agreement in form reasonably satisfactory to CFM.

(5)	Notwithstanding the first unnumbered paragraph of this Article XVIII A., Purchaser may otherwise assign any or all of its interests under this Agreement to a third party with the written consent of CFM.

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B.	Exclusivity of Agreement. Except as otherwise expressly provided to the contrary, the rights herein granted and this Agreement are for the benefit of the Parties hereto and are not for the benefit of any third person, firm or corporation, and nothing herein contained shall be construed to create any rights in any third party under, as the result of, or in connection with this Agreement.

C.	Confidentiality of Information. This Agreement contains information specifically for Airline and CFM, and nothing herein contained shall be divulged by Airline or CFM to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except (i) that Airline’s consent shall not be required for CFM to divulge information and data received from Airline to enable CFM to perform its obligations under this Agreement or to build the Engine or to provide such informational data to an Engine program participant, GE, SNECMA, to a joint venture participant, engineering service provider or consultant to CFM; (ii) to the extent required by government agencies, by law, or to enforce this Agreement; (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants, financiers or other professional advisors who must likewise agree to be bound by the provisions of this Article; and (iv) Purchaser shall be entitled to share the data contained herein on a limited basis with other members of the Virgin group (whether or not under common control), but they shall be subject to the same obligations of confidentiality as Purchaser itself. In the event (i), (ii), (iii) or (iv) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event this Agreement, or other CFM or Airline information or data is required to be disclosed or filed by government agencies by law, or by court order, the disclosing party shall notify the other at least thirty (30) days in advance of such disclosure or filing and shall cooperate fully with the disclosing party in seeking confidential treatment of sensitive terms of this Agreement or such information and data.

D.	Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK EXCLUDING ITS CONFLICTS AND CHOICE OF LAW RULES. The United Nations Conference on contracts for the International Sale of Goods shall not apply to this Agreement.

E.	Entire Agreement; Modification. This Agreement (and any amendments, exhibits, and letter agreement supplements hereto) contains the entire and only agreement between the Parties, and it supersedes all pre-existing agreements between such Parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either Party. No modification, renewal, extension, waiver, or termination of this Agreement or any of the provisions herein contained shall be binding upon the Party against whom enforcement of such modification, renewal, extension, waiver or termination is sought, unless it is made in writing and signed on behalf of CFM and Airline by duly authorized executives.

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F.	Duration of Agreement. This Agreement shall remain in full force and effect until (i) Airline ceases to operate at least ***** powered by Products set forth herein, (ii) less than ***** powered by such Products are in commercial airline service , (iii) this Agreement is terminated in accordance with this Agreement, or (iv) by mutual consent of the parties, whichever occurs first. Nothing herein shall affect the rights and obligations and limitations set forth in this Agreement as to Products ordered for delivery and work performed prior to termination of this Agreement.

G.	Survival Of Certain Clauses. The rights and obligations of the Parties under the following Articles, of this Agreement as amended, and related Exhibits shall survive the expiration, termination, completion or cancellation of this Agreement:

Article I	—	Definitions
Article VI	—	Payment
Article VII	—	Taxes
Article VIII	—	Warranty and CFM56 Product Support Plan
Article X	—	Patents
Article XI	—	Data
Article XIII	—	Limitation of Liability
Article XIV	—	Governmental Authorization
Article XV	—	Waiver of Immunity
Article XVIII	—	Miscellaneous
Article XIX	—	Dispute Resolution

H.	General Rules of Contract Interpretation. Article and paragraph headings contained in this Agreement are inserted for convenience of reference only and do not limit or restrict the interpretation of this Agreement. Words used in the singular shall have a comparable meaning when used in the plural and vice versa, unless the contrary intention appears. Words such as “hereunder”, “hereof” and “herein” and other words beginning with “here” refer to the whole of this Agreement, including amendments, and not to any particular Article. References to Articles, Sections, Paragraphs, Attachments or Exhibits will refer to the specified Article, Section, Paragraph, Attachment or Exhibit of this Agreement unless otherwise specified.

I.	Language. This Agreement, orders, Data, notices, shipping invoices, correspondence and other writings furnished hereunder shall be in the English language.

J.	Severability. The invalidity or unenforceability of any part of this Agreement, or the invalidity of its application to a specific situation or circumstance, shall not affect the validity of the remainder of this Agreement. In addition, if a part of this Agreement becomes invalid, the Parties will endeavor in good faith to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

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K.	Waiver. The failure at any time of any Party to enforce any of the provisions of this Agreement or to require performance by the other Parties of any of its provisions shall in no way affect the validity of this Agreement or the right of the other Parties thereafter to enforce each and every other provision or any subsequent obligation to comply with such provision, condition, or requirement.

L.	Electronic Transactions.

(i)	CFM shall if the capability exists grant Airline access to and use of the CFM Customer Web Center (“CWC”) and/or other CFM Web sites (collectively, “CFM Sites”). Airline agrees that access and use of the CFM Sites are governed by the applicable CFM Site Terms and Conditions posted on the respective CFM Site, except that if such CFM Site Terms and Conditions conflict with the provisions of this Agreement, this Agreement shall govern.

(ii)	CFM shall if the capability exists permit Airline to place purchase orders for certain Products on the CFM Sites by one or more electronic methods that indicate Airline’s assent to purchase, including but not limited to clicking buttons on the CFM Site that state “Buy” or “I accept” or “I approve” (“Electronic POs”). The Parties agree that Electronic POs constitute legally valid, binding purchase orders as described in Article III. The Parties agree that such Electronic POs have the same force and effect as purchase orders submitted in paper format with the Airline’s ink signature. The Parties also agree that such Electronic POs are subject to terms and conditions of this Agreement. Each Party agrees that it will not base any contest to the validity of any Electronic PO on the electronic nature of the Electronic PO or the fact that the purchase order was placed in other than a paper format and without an ink signature.

(iii)	CFM shall if the capability exists permit Airline to access certain technical Data through the CWC, which may include, but is not limited to CFM technical publications. Such access will be subject to the terms and conditions of this Agreement. Further Airline recognizes that the FAA has not approved internet-based media for delivery and maintenance of technical publications. Airline is responsible for contacting its local FAA representative for guidelines regarding its use of CWC-delivered technical data.

(iv)	Airline represents and warrants that any employee or representative who is permitted to place Electronic POs or access Data through the CWC is authorized to enter into transactions with CFM or access such Data from CFM and that such employee or representative has obtained login name(s) and password(s) through the CFM-approved Web site registration process. The Parties agree that CFM is entitled to rely on the validity of a login name or password unless notified otherwise in writing by Airline.

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M.	Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

N.	WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

ARTICLE XIX—DISPUTE RESOLUTION

A.	If a controversy, claim or dispute arises relating to this Agreement (the “Dispute”), either Party (the “disputing Party”) may give written notice to the other Party (the “receiving Party”) requesting that the respective executive officers of the Parties resolve the Dispute. Within ***** after receipt of such notice, the receiving Party shall submit to the other Party a written response. The notice and the response shall include a statement of the applicable Party’s position and a summary of reasons supporting that position. The Parties shall cause such executive officers to meet, within ***** after delivery of the disputing Party’s notice, at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to use commercially reasonable efforts to resolve the Dispute. In the event such efforts fail, Airline and CFM may exercise the rights referred to in Clause B below.

B.	Each of the parties hereby irrevocably and unconditionally:

(i)	submits for itself and its property in any legal action or proceeding relating to this Agreement or any other related letter agreement to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(ii)	agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(iii)	waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Clause any special, exemplary, punitive or consequential damages.

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C.	All statements made and documents provided or exchanged in connection with the dispute resolution process set forth in Article XIX.A above shall not be disclosed unless such information is (a) generally available to the public (other than by disclosure in violation of this Agreement or any other agreement to which such person is a party); (b) available to such party on a non-confidential basis from a source that is not prohibited from disclosing such information to such party; or (c) after notice and an opportunity to contest, such party is required to disclose under applicable law or under subpoena or other process of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first above written.

BEST AIR HOLDINGS, INC.		CFM INTERNATIONAL, INC.

By:	/s/ Frances Farrow	By:	/s/ Luc Bramy
Typed Name:	Frances Farrow	Typed Name:	Luc Bramy
Title:	Authorized Representative	Title:	VP Contracts Admin.
Date:	June 14, 2004	Date:	June 11, 2004

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EXHIBIT A

ENGINE WARRANTY PLAN

SECTION I—WARRANTIES

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THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE).

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SECTION II—GENERAL

Airline will maintain adequate operational and maintenance records and make these available for CFM inspection.

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Airline will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

If compensation becomes available to Airline under more than one warranty or other engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single warranty or other program consideration.

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ATTACHMENT I

CFM56-5B WARRANTY PARTS LIST

ENGINE FLIGHT HOURS
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EXHIBIT B

CFM56 PRODUCT SUPPORT PLAN

SECTION I—SPARE PARTS PROVISIONING

A.	Provisioning Data

1.	In connection with Airline’s initial provisioning of Spare Parts, CFM shall furnish Airline with data in accordance with ATA 2000 Specification using a revision mutually agreed to in writing by CFM and Airline.

2.	It is the intention of the parties hereto to comply with the requirements of the ATA 2000 Specification and any future changes thereto, except that neither party shall deny the other the right to negotiate reasonable changes in the procedures or requirements of the Specification which procedures or requirements, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

3.	The data to be provided by CFM to Airline shall encompass all Parts listed in CFM’s Illustrated Parts Catalogs. CFM further agrees to become total supplier of Initial Provisioning Data for all vendor Spare Parts in accordance with Paragraph 1. above.

4.	Beginning on a date ***** CFM shall provide to Airline a complete set of Initial Provisioning Data and shall progressively revise this data until ***** after delivery of such first Aircraft or as mutually agreed. A status report will be issued periodically. Provisioning data will be reinstituted for subsequent spare Engines, as requested, reflecting the latest modification status. CFM will make available a list of major suppliers as requested by Airline. CFM will provide, or cause to be provided on behalf of its vendors, the same service detailed in this clause.

B.	Pre-Provisioning Conference

A pre-provisioning conference, attended by CFM and Airline personnel directly responsible for initial provisioning of Spare Parts hereunder, may be held, if necessary, and agreed to by CFM and Airline at a mutually agreed time and place prior to the placing by Airline of initial provisioning purchase orders. Airline may select data format in ATA Specification 2000 or hard copy CFM math models if such conference is held. The purpose of this conference is to discuss systems, procedures and documents

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available to the Airline for the initial provisioning cycle of the Products. In addition, CFM will provide at *****to Airline access to a Customer Support Manager as may be required by Airline to assist with initial provisioning recommendations for spare Parts. CFM will conduct a re-provisioning conference with Airline *****after delivery of the first Aircraft to Airline.

C.	Changes

CFM shall provide Initial Provisioning Data changes in accordance with Chapter 1 of ATA 2000 Specification using a revision mutually agreed to in writing by CFM and Airline. Changes beyond the Initial Provisioning period will be made via ATA Specification 2000 Chapter 2 using a revision mutually agreed to and shall continue for a period consistent with the term of this Agreement.

D.	Return Of Parts

Airline shall have the right to return to CFM, at CFM’s expense, any new or unused Part which has been shipped in excess of the quantity ordered or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

E.	*****

F.	Parts of Modified Design

1.	CFM shall have the right to make modifications to design or changes in the Spare Parts sold to Airline hereunder.

2.	CFM will from time to time inform Airline in accordance with the means set forth in ATA 2000 Specification, when such Spare Parts of modified design become available for shipment hereunder.

3.	Spare Parts of the modified design will be supplied unless Airline advises CFM in writing of its contrary desire within ***** of the issuance of the Service Bulletin specifying the change to the modified Parts. In such event, Airline may negotiate for the continued supply of Spare Parts of the premodified design at a rate of delivery and price to be agreed upon.

G.	Spare Parts Availability

1.	CFM will ship reasonable quantities ***** of spare Parts which are included in CFM’s Engine Spare Parts Catalog within the published leadtime of ***** following receipt of an acceptable purchase order from Airline.

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Lead time for spare Parts and other material which are not included in CFM’s spare Parts Catalog will be shipped as quoted by CFM.

2.	CFM will maintain a stock of spare Parts to cover Airline’s emergency needs. For purposes of this Paragraph, emergency is understood by CFM and Airline to mean the occurrence of any one of the following conditions:

AOG	- Aircraft on Ground
Critical-	- Imminent AOG or Work Stoppage
Expedite	- Less than Normal Lead Time

Airline will order spare Parts according to lead time as provided in Paragraph 1. above, but should Airline’s spare Parts requirements arise as a result of an emergency, Airline can draw such spare Parts from CFM’s stock. A 24-hour Customer Response Center is available to Airline for this purpose. If an emergency does exist, CFM will ship required spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Airline.

AOG	- 4 Hours
Critical	- 24 Hours
Expedite	- 7 Days

SECTION II—TECHNICAL PUBLICATIONS AND DATA

A.	CFM shall make available to Purchaser documents and revisions for applicable Products, including, without limitation, Engine manuals, service bulletins, All-Operators Wires, and drawings, (all such documents and revisions referred to hereafter as “Technical Publications”) in support of the Products, to assist Purchaser with matters that include but are not limited to repair, maintenance and overhaul, fleet upgrades, testing, inspection and trouble-shooting. Such Technical Publications shall be furnished at no charge, in the quantities as specified in Exhibit D and at a time and to a location as mutually agreed; provided that the initial revisions shall commence no later than the delivery of the first Aircraft.

CFM shall incorporate in the Engine Illustrated Parts Catalog and Engine Shop Manual all appropriate CFM changes and modifications for as long as Purchaser receives revisions to Technical Publications. Pre-modified and post-modified configurations shall be included by CFM unless Purchaser informs CFM that a configuration is no longer required.

CFM cannot provide agreement or approval for Purchaser to modify an FAA certified document. Purchaser may duplicate such publications for its own internal use, subject to copyright, proprietary and technical data import/export restrictions. Purchaser may not use such publications for providing services to third parties or other members of the Virgin group.

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Technical Publications, to the extent possible, shall be prepared by CFM in accordance with the applicable provisions of ATA 100 or 2100 Specification (including necessary deviations) as the same may be revised from time to time.

If Airline requires CFM to furnish any of the Technical Publications in a form different from that normally furnished by CFM pursuant to ATA Specification 100 or 2100, or in quantities greater than those specified in Exhibit D, CFM will, upon written request from Airline, furnish Airline with a written quotation.

CFM shall incorporate in the Engine Illustrated Parts Catalog and Engine Shop Manual all appropriate CFM changes and modifications for as long as Airline receives revisions to Technical Publications. Premodified and postmodified configurations shall be included by CFM unless Airline informs CFM that a configuration is no longer required.

B.	CFM will require each vendor to furnish technical data consisting of copies of a component maintenance manual (hereafter “CMM”) and service bulletins. Unless the vendor is set up to ship all of its technical data directly to Airline, such vendor publications shall be furnished by CFM to Airline in accordance with and subject to the same provisions as those set forth in Paragraph A. above. Purchaser will be provided at no charge access to the on-line Customer Web Center (CWC) for Purchaser’s personnel designated by Purchaser.

C.	CFM will also require its ground support equipment vendors, where appropriate, to furnish to Airline, at no charge, technical data determined by CFM to be necessary for Airline to maintain, overhaul and calibrate special tools and test equipment. Such vendor-furnished technical data shall be furnished in accordance with and subject to the same provisions as those set forth in Paragraph A. above, except that the technical data shall be prepared in accordance with the applicable provisions of ATA 101 Specification, as the same may be revised from time to time.

D.	Where applicable, Technical Publications as described in the above Paragraphs A, B and C, furnished by CFM or by CFM vendors to Airline hereunder, shall be written in the simplified English language as defined by AECMA (Association Europeen des Constructeurs de Material Aerospatial).

E.	All Technical Publications furnished herein by CFM to Airline shall be subject to the provisions of Article XI of this Agreement.

F.

CFM will provide Purchaser appropriate and reasonable documentation with regard to the product in support of Purchasers applications to the FAA. Ultimately Purchaser is responsible to obtain and maintain FAA requirements as an operator. CFM will assist

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Purchaser, as required, in providing data for FAA applications, but CFM will not be liable nor subject to any claim if Purchaser fails to obtain FAA applications. The terms of the Agreement shall apply.

SECTION III—TECHNICAL TRAINING

A.	Introduction

CFM shall make technical training available to Airline, at CFM’s designated facilities. Details on scope, quantity, materials, and planning are outlined below. Recognizing the need for flexibility in the Purchaser’s training schedules, CFM agrees to make technical training available to Purchaser at any time reasonably satisfactory to CFM commencing no earlier than one year prior to the delivery of the first Aircraft (whether purchased, leased or pre-owned) and continuing until 6 months after the last delivery of any firm ordered and delivered Aircraft from the Aircraft Manufacturer in accordance with the terms of this Agreement.

B.	Scope

CFM will provide at no charge to Purchaser, a number of student days* for maintenance training as defined hereunder. Training provided by CFM is intended to facilitate introduction of the aircraft to the Purchaser’s fleet. Training days outlined below have been found to be a satisfactory level to support introduction:

***** student days* for the first Firm Order Aircraft purchased from Aircraft Manufacturer with CFM power or the first new Aircraft leased with CFM power.

***** student days* for any new additional Aircraft purchased from Aircraft Manufacturer with CFM power or leased with CFM power

* *****

These days will be selected from the, “Standard Maintenance Training Program” list provided by CFM. Any additional training beyond this amount shall be at Purchaser’s cost. It is necessary for the Purchaser to use the maintenance training days within ***** after delivery of the first and each subsequent Aircraft, unless the parties have otherwise agreed in writing. All Purchaser student per diem, travel and lodging costs shall be paid by Purchaser. For maintenance training provided in Springdale, Ohio or Melun Montereau, France, CFM will assist Purchaser’s personnel in making arrangements for hotels and transportation between selected lodging and the training facility.

All instructions, examinations and material shall be prepared and presented in the English language and in the units of measure used by CFM.

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C.	Training Location

CFM provides the current maintenance training at CFM’s training facility in Springdale, Ohio, or in Melun-Montereau, France. These facilities are fully equipped to handle product training requirements. If requested prior to the conclusion of the maintenance training planning conference call or visit, CFM will conduct the classroom training described in “Standard Maintenance Training” at a mutually acceptable alternate training site, subject to the following conditions.

1.	Purchaser will be responsible for providing acceptable classroom space and training equipment required to present the CFM courseware.

2.	Purchaser will pay CFM’s travel and living charges for each CFM instructor for each day, or fraction thereof, such instructor is away from Springdale, Ohio, or Melun Montereau, France, including travel time.

3.	Purchaser will reimburse CFM for round-trip transportation (coach fare) for CFM’s instructors and training materials between Springdale, Ohio or Melun Montereau, France, and such alternate training site.

4.	Those portions of the training that require the use of CFM’s training devices shall be conducted at CFM designated facilities.

5.	Purchaser shall bear all per diem, travel and lodging costs for it’s personnel to be trained.

D.	Training Material

CFM agrees to provide Purchaser, ***** with a copy of all relevant training materials and media as appropriate for each student attending such course. CFM will provide Purchaser electronic publications in SGML if available. Purchaser may duplicate such training materials and media for its own use, subject to copyright, proprietary data and technical data import/export restrictions. CFM further agrees to provide, ***** updates to such training material media for the life of the Engine, subject to limitations provided in this Agreement. Purchaser acknowledges that all training material is proprietary to CFM.

Other Training Material—CFM will provide one set of the following training material, per course as applicable.

Video Tapes—CFM will lend a set of video tapes on 3/4 inch U-matic or  1⁄2 inch VHS cassettes in NTSC, PAL or SECAM standard, as selected by the Purchaser. If DVDs are available, CFM will provide them instead of video tapes.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

Third party overhaul providers that have entered into an agreement with CFM, and are certified to work on the engine, will already have access to the appropriate training material. In the event Airline utilizes a third party shop to perform maintenance and overhaul of its fleet, shop support will be provided by CFM on a “as required” basis consistent with the terms of Section V(“Engineering Support”), below, subject to Airline securing from such a shop an agreement satisfactory in form and substance to CFM, under which CFM Data is adequately safeguarded. There have been some third party maintenance contractors that have entered into maintenance agreements with airlines even though they may not have the required certification to overhaul the contracted equipment and have not entered into an agreement with CFM. Purchaser is not authorized to transfer provided training materials to such contractors and is not authorized to use such materials to establish its own maintenance or training business.

Additional training material (beyond the normal scope defined in the training catalog) may be provided as negotiated between Airline and CFM Customer Support.

E.	Airline Responsibility

During engine maintenance training at any of the CFM designated facilities, Airline shall be responsible for typical expenses such as:

•	Air and ground transportation expenses

•	Lodging (hotel accommodations)

•	Meals

•	All Medical – physicians, medication, emergencies, etc.

•	Other various and sundry expenses (visits to other businesses, entertainment, etc.).

Airline will be responsible for shipping costs of training materials in all cases.

F.	Standard Maintenance Training

Standard Maintenance Training will consist of computer based training or classroom presentations supported by training materials and, when applicable, hands-on practice. Training material will be based on ATA104 guidelines. The following courses are representative only. CFM reserves the right, from time to time, to adopt a new curriculum, substitute courses, adopt new ones, drop old ones and modify the course content in order to be responsive to its customer and business needs. During the term of this Agreement, when required hereunder, CFM shall continue to make training available to Airline to a level commensurate with the courses indicated below. CFM shall confirm the availability of these and similar courses at Airlines request prior to Airline’s registration of its personnel for same.

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ATA104 -Level I	—	General Familiarization
ATA104 - Level II	—	Ramp and Transit
ATA104 - Level III	—	Line and Base Maintenance
ATA104 -Level IV	—	Specialized Training
Major Module Replacement
Module Replacement
Fan Trim Balance
Borescope Inspection

G.	Optional Maintenance Training

Non-standard maintenance training courses are described in the CFM Training Course Syllabus applicable on the date of this Agreement, and CFM will provide a quote upon request based on the course availability at the time of Airline’s request for quote.

H.	Training on Vendor-Furnished Products

As an integral part of CFM maintenance training, CFM also provides the following training for vendor-furnished products installed on CFM Engines:

•	Familiarity with the product’s location on the engine and its purpose

•	On-engine servicing of the product

•	Removal and Installation functions

If Airline requires additional maintenance training on any vendor-furnished products, Airline shall schedule such training directly with the vendor.

SECTION IV—CUSTOMER SUPPORT AND SERVICE

A.	Customer Support Manager

CFM shall assign to Purchaser ***** a Customer Support Manager located at CFM’’s factory to provide and coordinate appropriate liaison between the Purchaser and CFM’’s factory personnel. The Customer Support Manager and Field Service Representative assigned to Purchaser will respond to and advise Purchaser in matters of Engine maintenance. Aircraft and Engine maintenance manuals define certified maintenance procedures. CFM shall make factory based engineering support available, ***** to Purchaser for typical powerplant issues (including but not limited to: (a) Operational and maintenance trouble-shooting (b) component design interface (c) repairs and MRB actions (d) flight operations and specific engine performance (e) accessory component liaison and trouble-shooting (f) specific workscopes and Service Bulletin incorporation, (g) test cell correlation and (h) routine technical queries. When specific needs arise or problems are encountered, appropriate CFM technical representatives will visit Purchaser facilities as required.

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CFM agrees to support product review meetings to address product issues as mutually agreed by Purchaser and CFM.

B.	Field Support

CFM shall make available to Purchaser on an as-required basis, ***** a non-dedicated CFM Rep prior to the delivery of the first Aircraft at Purchaser’s maintenance base. Such CFM Rep shall support Purchaser on a roving basis. Selection of the CFM Rep will be determined after Purchaser selects and notifies CFM of a permanent maintenance base or operations center. This CFM Rep will assist Purchaser in areas of technical trouble-shooting and factory liaison support.

CFM will also assist with the introduction of new aircraft/Engines into Airline’s fleet, resolution of unscheduled maintenance actions, product scrap approval, and rapid communication between Airline’s maintenance base and CFM’s factory personnel. Throughout the operation of these Engines, the Customer Support Center and the Customer Web Center (“CWC”) will augment support at no additional charge to Airline.

C.	Customer Support Center

As an extension of functional support organizations already dedicated to support CFM customers, CFM has now established “Customer Support Centers” (“CSC”) to enhance communications in many areas. Airline may access the CSC on a 24 hour, seven Day basis when normal contacts are not accessible or when Airline seeks to identify certain contacts and/or speedier resolutions to any business or technical matters. The CSC representatives, when contacted, shall either provide appropriate response or guide the Airline to specific areas within CFM organizations to seek the response required to Airline’s satisfaction.

The contact information for the CSC shall be available through Airline’s own Customer Web Center.

D.	Additional Engine Maintenance Services

CFM has over 40 established facilities worldwide that offer Engine maintenance services and programs that can help Airline to control costs, operate its fleet at peak performance efficiencies and assure uninterrupted revenue service. These include, but not limited to, the following:

Comprehensive overhaul and repair services

Maintenance Cost Per Hour programs

Material By The Hour

Component repair

Part Replacement

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Technical Fleet Management

Test Cell Support

NDE & advanced inspection systems

Warranty service & administration programs

On-Wing Support services

Remote Diagnostic Services

Accessory Overhaul

Nacelle & Reverser Services

Spare Engine Availability

Airframe maintenance/repair/modification

Specialized maintenance training

Tooling & Test Equipment support

Airline may obtain details, including the scope, timing, availability and associated costs for such additional services through the assigned Customer Support Manager or through contacting the CSC.

E.	Spare Engine Pooling Arrangement

Purchaser’s access to the emergency lease pool managed by CFM for its customers is utilized to support all operators of the engine type and, as such, is not dedicated to any one Aircraft operator. The quantity and location of the pool engines as well as the duration of this support will be determined by CFM based on the overall needs of the fleet operators. These Engines will be leased subject to the terms and conditions of the CFM56 Master Equipment Lease Agreement as entered into by CFM and Purchaser. Purchaser understands that it may not use this arrangement as a substitute for acquiring adequate spare engine capability.

SECTION V—ENGINEERING SUPPORT

A.	CFM shall make factory based engineering support available on a non-dedicated basis, ***** to Purchaser for typical powerplant issues (including but not limited to: (a) Operational and maintenance trouble-shooting (b) component design interface (c) repairs and MRB actions (d) flight operations and specific engine performance (e) accessory component liaison and trouble-shooting (f) specific workscopes and Service Bulletin incorporation, (g) test cell correlation and (h) routine technical queries. When specific needs arise or problems are encountered, appropriate CFM technical representatives will visit Purchaser facilities as required. CFM shall also make available to Purchaser on an as-required non-dedicated basis, ***** a field service representative (the “CFM Rep”) prior to the delivery of the first firm Aircraft at Airline’s maintenance base. Such CFM Rep shall be assigned on a roving basis and will assist Airline in areas of technical trouble-shooting and factory liaison support. CFM does not provide engineering support for PMA material or DER repairs. This support should come from the PMA/DER supplier.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

B.	Operations Engineering Survey Teams. CFM will make available to Purchaser, Operations Engineering support (i.e., a trained pilot) to assist flight crews as required at no incremental cost.

C.	Software. SAGE software (or any subsequent development of such program) will be provided to Purchaser at no cost to support engine condition monitoring.

SECTION VI—SUPPORT EQUIPMENT

A.	CFM does not supply tooling directly. Support equipment includes tools required to support the maintenance, removal/installation, transportation, overhaul, repair and test of the Engine. Line maintenance tools described in the Aircraft Maintenance Manual are provided by GE Support Services, LP (“GESS”).

B.	Purchaser can order support equipment from GESS by contacting:

GE Support Services, LP, 14000 Horizon Way, Mt. Laurel, NJ. 08043; WEBSITE: www.gsetools.com)

C.	Upon Purchaser’s request, CFM will furnish to Purchaser ***** technical data (including tooling assembly drawings) reasonably determined by CFM to be necessary for Purchaser to maintain, overhaul and calibrate support equipment. Purchaser shall treat this data as CFM proprietary data. CFM will advise Purchaser of the replacement of the SAGE trend monitoring software, when available.

SECTION VII—GENERAL CONDITIONS—CFM56 PRODUCT SUPPORT PLAN

A.	Airline will maintain adequate operational and maintenance records and make these available for CFM inspection.

B.	This Product Support Plan is subject to the provisions of Article XIII (Limitation of Liability) of this Agreement.

C.	Airline will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

D.	Except as provided in the Warranty Pass-On provisions in Paragraph G. of Exhibit A hereof, this Product Support Plan applies only to the original purchaser of the CFM56-5B Engine, except that installed Engines supplied to Airline through the Aircraft Manufacturer shall be considered as original Airline purchases covered by this Product Support Plan.

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E.	Airline will provide CFM a report identifying serialized rotating parts which have been scrapped by Airline. Format and frequency of reporting will be mutually agreed to by Airline and CFM.

F.	CFM does not provide engineering support for non OEM materials or repairs. This support should come from supplier of such parts or repairs.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

EXHIBIT C

CFM PAYMENT TERMS

A.	Airline shall pay CFM with respect to each purchase order hereunder, in United States Dollars as follows:

1.	For Engines, Engine Modules and related additional equipment:

*****

If any of the foregoing PDPs become due within ***** after execution of this Agreement, then they shall instead be payable on such *****

2.	For spare Parts, payment of the selling price shall be made at time of delivery thereof.

3.	For special tools and test equipment, payment of the selling price shall be made at time of delivery thereof.

B.	If delivery hereunder is delayed by Airline, payment shall be made based on the delivery schedule set forth in the purchase order as accepted by CFM.

C.	All payments shall be made by credit transfer to the CFM bank account as specified in CFM invoices.

D.	In the event of delay in the payments to be made by Airline hereunder, CFM shall be entitled, without prejudice to any other rights of CFM, to claim interests on the amounts due, computed at the current rates of the monetary market in New York JPMorgan Chase Bank’s prime rate or the then-prevailing equivalent in force on the day last payment is due, plus 1%. Interests will cover the whole period of delayed payment.

E.	CFM may establish different payment terms in the event Airline consistently fails tomake payment according to the terms set forth above.

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GENERAL TERMS AGREEMENT NO. CFM-04-0012B

EXHIBIT D

CFM TECHNICAL DATA AND FORMATS

TECHNICAL DATA

ITEM	NAME	FORMAT	STANDARD QTY *****	MAX. QTY *****
1	Engine Illustrated Parts Catalog	Printed 2 sides	*****	*****
OR
		One Side Copy	*****	*****
		Microfilm (16mm)	*****	*****
OR
		Microfilm (Silver Halide)	*****	*****
2	Engine Shop Manual	Printed 2 sides	*****	*****
OR
		One Side Copy	*****	*****
		Microfilm (16 mm)	*****	*****
OR
		Microfilm (Silver Halide)	*****	*****
3	Component Maintenance Manuals	Printed 2 sides	*****	*****
		Microfilm (16 mm)	*****	*****
4	Illustrated Tool and Equipment Manual	Printed 2 sides Microfilm (16 mm)	*****	**********
5	Ground Support Equipment	Printed 2 sides	*****	*****
6	Non-Destructive Testing Manuals	Printed 2 sides	*****	*****
		Microfilm (16 mm)	*****	*****
7	Specific Operating Instruction	Printed 2 sides	*****	*****
		Microfilm (16 mm)	*****	*****
8	Service Bulletins	Printed 2 sides	*****	*****
		Microfilm (16 mm) Initial Dot. & yearly revision only	*****	*****
9	Service Bulletins Index	Printed 2 sides	*****	*****
		Microfilm (16 mm) Initial Dot. & yearly revision only	*****	*****
10	Standard Practices Manual	Printed 2 sides	*****	*****
		Microfilm (16 mm)	*****	*****
11	Consumable Products Manual	Printed 2 sides	*****	*****
		Microfilm (16 mm)	*****	*****
12	Technical Manual Index	Printed 2 sides	*****	*****
13	I.P.C., E.S.M., I.T.E.M., N.D.T.M, S.B., C.P.M.	CD-ROM*****		*****

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AMENDMENT 1 TO GENERAL TERMS OF AGREEMENT NO. CFM-04-0012B

Best Air Holdings, Inc.

c/o Virgin USA Inc.

520 West Broadway

New York, New York 10012

WHEREAS, CFM International, Inc. (“CFM”) and Best Air Holdings (“Airline”), (collectively referred to as the “Parties”) have entered into General Terms Agreement No. (GTA) CFM-04-00012B dated June 14, 2004 (“GTA”) which contains applicable terms and conditions governing the sale by CFM and the purchase by Airline from CFM of spare engines, related equipment and spare parts therefor in support of Airline’s CFM powered fleet of aircraft from Airbus Industrie S.A.S (“Airbus”); and

WHEREAS, Airline has requested and CFM has agreed to amend the GTA per the modifications identified within this document in order to reflect the change in *****. These modifications to the GTA listed within this Amendment do not constitute a delay or cancellation for purposes of the GTA and Letter Agreements No. 1 and No. 2 nor is Best Air in breach under this Amendment No. 1 to the GTA.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

I.	Article XVII Paragraph C shall be amended such that *****.

II.	Article XVIII Paragraph C shall be amended to include ***** in which the information contained within the Agreements, consisting of the GTA CFM-04-00012B and any corresponding Letter Agreements and Amendments to these documents, are specifically for Airline, ***** and CFM.

Please indicate your agreement with the foregoing by signing two (2) originals of this Amendment No. 1 to GTA CFM-04-00012B in the space provided on each such original.

Very truly yours,

BEST AIR HOLDINGS, INC.		CFM INTERNATIONAL, INC.

By:	/s/ David Whelan	By:	/s/ Thierry Derrien
Printed Name:	David Whelan	Printed Name:	Thierry Derrien
Title:	Authorized Signatory	Title:	VP Contracts
Date:	November 7, 2005	Date:	November 18, 2005

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LETTER AGREEMENT NO. 1

TO GTA No. CFM-04-0012B

Best Air Holdings, Inc.

c/o Virgin USA, Inc.

520 West Broadway

New York, New York 10012

WHEREAS, CFM International, Inc. (hereinafter referred to as “CFM”) and Best Air Holdings, Inc. (hereinafter referred to as the “Airline,”) and together with CFM, the “Parties” have entered into General Terms Agreement No. CFM-04-0012B dated June 11, 2004 (hereinafter referred to as the “GTA”); and

WHEREAS, the GTA contains applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefor in support of Airline’s CFM powered fleet of aircraft from Airbus Industrie S.A.S. (“Airbus”), to be supplemented by this Letter Agreement (“Letter Agreement”) and Letter Agreement No. 2 dated the date hereof, all of which, when taken together, and as each may be amended, supplemented, including without limitation by additional letter agreements, or otherwise modified from time to time in accordance with the terms of the GTA, are hereinafter referred to as the “Agreement;”

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows.

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PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

LETTER AGREEMENT NO. 1

A.	Firm Order Aircraft, On-Wing and Spare Engines

1.	Firm Order for Aircraft with On-Wing Engines.

1.1.	Airline shall take delivery of between eighteen (18) and twenty four (24) newly manufactured firm A319 and A320 narrow-body Airbus Aircraft, each equipped with two (2) new CFM56-5B5 and CFM56-5B4 On-Wing Engines respectively, to be delivered in 2005 and 2006 (the “Firm Order”) and shall have rights to purchase up to an additional seventy two (72) Aircraft with two (2) On-Wing Engines for delivery between 2006 and 2010. Airline shall contract for the Firm Order Aircraft with Airbus.

1.2	Details related to the required delivery schedule of Firm Order Aircraft and associated On-Wing Engines (not including Alternatively-Sourced Aircraft and associated On-Wing Engines), as well as other CFM-specific terms, are outlined in Attachment A. Airline may shift the Firm Order Aircraft deliveries specified on Attachment A so long as (i) Airline notifies CFM *****, (ii) the total Firm Order Aircraft are not less than 18 or more than 24 and (iii) the last scheduled delivery is not later than *****

2.	Alternatively Sourced Aircraft and On-Wing Engines.

2.1.	The Airline may source up to twelve (12) aircraft and twenty four (24) associated on-wing engines, each of the same type as the Aircraft and On-Wing Engines, respectively, from lessors (such aircraft, the “Lessor Aircraft,” and such on-wing engines, the “Lessor On-Wing Engines”). Airline may also source up to four (4) pre-owned aircraft and eight (8) associated on-wing engines, each of the same type as the Aircraft and On-Wing Engines, respectively (such pre-owned aircraft together with the Lessor Aircraft, the “Alternatively-Sourced Aircraft,” and such on-wing engines together with the Lessor On-Wing Engines, the “Alternatively-Sourced On-Wing Engines”).

2.2	The terms set forth herein (other than Engine Support Allowances and allowances for tooling, parts, Spare Engine purchases and training required by the Airline and delivery terms) shall apply to Lessor On-Wing Engines (including, without limitation, with respect to all warranties, guaranties, remedies, and initial and ongoing support terms). For the avoidance of doubt, Lessor On-Wing Engines shall not include Pre-owned Engines.

2.3	*****

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LETTER AGREEMENT NO. 1

3.	Spare Engine Firm Order.

3.1	Airline agrees to buy a minimum of two (2) CFM56-5B/P Spare Engines (one (1) CFM56-5B5/P Spare Engine and one (1) CFM56-5B4/P Spare Engine) to be delivered in accordance with the delivery schedule in Attachment A, subject to paragraphs A.3.2, A.5.1 and A.6. (the “Spare Engine Firm Order”). Such Spare Engines will be delivered with an alternative customized rating plug to allow installation on either the A319 or A320 Aircraft. Airline shall contract directly with CFM for such Spare Engines by means of a purchase order incorporating the terms of the Agreement.

3.2	The delivery date of the first Spare Engine shall be June 1, 2005, provided that Airline may defer such delivery date to a date no later than ***** after such delivery date so long as Airline notifies CFM by ***** The delivery month of the second Spare Engine shall be June, 2006. Other than the first Spare Engine, the Airline shall provide CFM with ***** written notice of its order for delivery of any Spare Engine, provided that the Spare Engine orders shall be spaced at least ***** apart.

3.3	For each Spare Engine delivery, the PDP Reference Price shall be equal to the unescalated Spare Engine Base Price identified in Attachment C. The final payment at time of Spare Engine delivery will include credit for all PDPs received by CFM plus the escalation of the whole PDP Reference Price as well as the remaining balance of the PDP Reference Price.

3.4	*****

4.	Additional Spare Engine Purchases.

4.1	The Airline may purchase up to ten (10) additional Spare Engines, beyond the first two (2) firm ordered Spare Engines, for delivery through 2010. The Airline shall provide CFM with at least ***** lead time upon ordering any such additional Spare Engine and shall space orders at least ***** apart. The price of such additional Spare Engines shall be the base price set forth in Attachment C, subject to escalation. The Spare Engine base price will be firm, subject to escalation, for ***** following the delivery of the last Firm Order Aircraft. Such ***** period shall be reset each time an option or purchase rights Aircraft is converted into a firm ordered Aircraft within such period, but in no event shall any such period extend beyond *****

4.2	*****

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LETTER AGREEMENT NO. 1

5.	Regulatory Delay Delivery Modification Right.

5.1	If the Airline shall, despite its reasonable efforts, not have received the “Show Cause” order which precedes receipt of the regulatory approvals necessary to operate aircraft as a U.S. scheduled air carrier at least ***** prior to the proposed delivery of the first Firm Order Aircraft, then the Airline shall have the right to delay, upon providing ***** written notice to CFM, delivery of ***** by *****, provided that aggregate delivery delays in respect of all Spare Engines based on this provision shall not exceed ***** In addition, CFM agrees at no additional cost to the Airline to provide storage and insurance for such Spare Engines at point of manufacture or another location in CFM’s discretion for up to an aggregate of ***** Furthermore, *****

5.2	In the event of any delivery delays under this provision, Airline agrees that the Spare Engine purchase price shall be subject to the Price Escalation Adjustment. Legal transfer of the Spare Engines in question will not take place until the rescheduled date of delivery.

6.	*****

*****

7.	Price Escalation Adjustment.

The Price Escalation Adjustment with respect to On-Wing Engines associated with Airbus Aircraft and Spare Engines shall be as set forth in Attachment D (the “CFM Proposal”), which attachment is incorporated herein by reference, with the understanding that any escalation provision in the Airbus Aircraft purchase agreement shall supercede the Agreement with respect to Airbus On-Wing Engines. By way of example, the “Price Escalation Adjustment” shall represent a number which, when multiplied by the Engine Price, results in the price to be paid by Airline upon delivery. CFM will provide Airline with the indices used by CFM in the calculation of the Price Escalation Adjustment so that Airline may verify such calculation.

In consideration of Airlines selection of the CFM56-5B Engine to power its fleet of new Airbus A319 and A320 Aircraft and the terms and conditions above, CFM agrees to the following:

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LETTER AGREEMENT NO. 1

B.	Special Allowances

CFM agrees to provide the following allowances to Airline subject to the conditions set forth in the GTA and this Letter Agreement:

1.	Engine Support Allowance

1.1	With respect to each Firm Order A319/A320 Aircraft powered by CFM56-5B Engines, CFM will provide to Airline on the delivery date of the Aircraft, provided CFM has received written notice of such delivery at least ***** in advance, an amount specified below (“Engine Support Allowance”). These allowances are provided to Airline in consideration of Airline purchasing and taking delivery of the Firm Order Aircraft and Spare Engines in accordance with Attachment A attached hereto, subject to the provisions of Attachment B and Paragraphs A.1, A.3, A.5, and A.6. The Engine Support Allowances and other allowances identified herein are in January 2003 USD (CPI=*****). Such allowance escalation shall be calculated in accordance with Attachment D, the CFM Proposal.

Each per-Aircraft Allowance, identified below, will be earned at time of delivery of each shipset of CFM56 Engines to Airbus to be installed on Airline’s identified production Airbus Aircraft. Provided CFM has received written notice of delivery of such Aircraft to Airline at least ***** prior to the date of such delivery, then CFM shall provide the following allowances to Airline on the date of Aircraft delivery as credits to Airline for future purchases from CFM, or CFM shall provide each allowance in cash at Airline’s written request.

CFM shall not be obligated to provide any Engine Support Allowance if Airline is in material breach of the Agreement.

With respect to the first twenty-four (24) Aircraft which are ordered and delivered to Airline (whether such Aircraft are Firm Order Aircraft or option Aircraft:

Engine Type	Aircraft Type	Allowance
CFM56-5B5/P	A-319	*****
CFM56-5B4/P	A-320	*****

1.2	With respect to the twenty-fifth (25th) through thirty-sixth (36th) option Aircraft which are ordered and delivered:

Engine Type	Aircraft Type	Allowance
CFM56-5B5/P	A-319	*****
CFM56-5B4/P	A-320	*****

provided that if on or before the date of delivery of the thirty-sixth (36th) Aircraft, Airline orders a third (3rd) firm Spare Engine for delivery no later than ***** CFM shall provide an additional allowance as credit or cash (as selected by the Airline) in the amount of ***** per each Aircraft delivered to Airline from and including the twenty-fifth (25th) Aircraft to and including the thirty-sixth (36th) Aircraft.

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LETTER AGREEMENT NO. 1

1.3	With respect to purchase rights Aircraft numbers thirty seven (37) through ninety (90) which are ordered and delivered:

Engine Type	Aircraft Type	Allowance
CFM56-5B5/P	A-319	*****
CFM56-5B4/P	A-320	*****

1.4	When CFM has received written notice of delivery of each Aircraft identified in this Paragraph B.1. and a written request for disposition of the credit or cash Engine Support Allowance, CFM will provide within ***** of such notice the Engine Support Allowances per Airline’s request, subject to the terms and conditions of Attachment B.

2.	Training Credit and Special Training Allowance

2.1	Training Credit

In addition to the training support terms provided in the GTA, CFM will provide the following concessions to Airline. These special concessions are not assignable without CFM’s written consent.

It is understood that although the student training days are earned with respect to purchased or leased new Aircraft, Airline may use such training with respect to up to four (4) pre-owned Aircraft. Airline is entitled to use student days for four (4) pre-owned Aircraft from either the first (1st) Firm Order Aircraft or the first (1st) new leased Aircraft allotment of ***** student days or the ***** student day allotment for subsequently delivered new Aircraft as long as the total number of student training days set forth above is not increased.

2.2	Special Training Allowance

To assist Airline with the cost associated with training, CFM will provide to Airline a special allowance in the amount of ***** per each of the Firm Order A319 and A320 Aircraft delivered to Airline in support of Training of Airline personnel on the CFM56-5B Engine. This per Aircraft allowance is earned at time of delivery of each Aircraft to Airline and may be used by Airline for training purchases with CFM at any time after the allowance has been earned. At Airline’s option, elected by notice in writing to CFM, CFM will bring this per Aircraft training allowance forward up to ***** prior to delivery of the first (1st) Firm Order Aircraft as an advance of ***** in total against the purchase of a minimum of eighteen (18) Firm Order A319/A320 Aircraft, based on the total number of Aircraft delivered, in lieu of the per Aircraft allowance. Any such

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LETTER AGREEMENT NO. 1

Special Training Allowance for additional Aircraft ordered above this minimum eighteen (18) Firm Order will be paid upon Aircraft delivery. Allowance escalation terms described in the Engine Support Allowance apply to the Special Training Allowance. CFM shall not be obligated to advance this allowance to Airline if Airline is in material breach of the Agreement.

3.	Tooling, Spare Engine and Provisioning Support Allowance

CFM will provide to Airline a special allowance in support of Tooling, Spare Engines and Provisioning in the amount of ***** per each Firm Order Aircraft delivered to Airline. This per Aircraft allowance is earned at time of delivery of each Firm Order Aircraft per the delivery schedule set forth in Attachment B, subject to Paragraph A.1 above, up to a maximum amount of ***** for twenty four (24) Firm Order Aircraft delivered to Airline. However to better support Airline’s start-up concerns, CFM shall bring this ***** per Aircraft allowance forward over the first ten (10) Firm Order Aircraft as an advance due to Airline ***** prior to the delivery of the first (1st) Firm Order Aircraft under this Agreement. This will make available to Airline a maximum of ***** prior to the time of delivery of the first (1st) Firm Order Aircraft. This advance will be earned down with each Firm Order Aircraft delivered through and including the tenth (10th) such Aircraft. The ***** allowance for the delivery of each Firm Order Aircraft thereafter will be earned and made available to Airline at time of such Aircraft delivery. This allowance shall be escalated in accordance with the applicable escalation formula in Attachment D. CFM shall not be obligated to advance the ***** allowance if Airline is in material breach of the Agreement.

4.	Use of Allowances

The Special Training Allowance and the Tooling and Spare Engine Support and the Provisioning Support may be utilized by Airline for any purpose, including, without limitation, credit for training, tooling, spare engine or aircraft payments and spare parts.

5.	*****

*****

C.	Special Fleet Operation Guarantees

The Special Guarantees provided in this Paragraph C. are in consideration of ***** Firm Order Aircraft to be delivered as set forth in Attachment A, subject to Paragraph A.1 in this Letter Agreement, and the assumptions below unless otherwise noted. CFM will provide Airline with applicable revisions to Special Guarantee levels, based on final delivery schedules and operating assumptions. ***** All such Special Guarantees ***** are based on the following operating assumptions.

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LETTER AGREEMENT NO. 1

*****

•	Mutually agreed engine workscopes; *****

•	Normal operation, wear and tear, and maintenance practice;

*****

These assumptions, which are the basis for the Special Guarantees are “Conditions Precedent” to the levels of the Special Guarantees and if these Conditions Precedent are not met and the fleet size and mix is changed, CFM reserves the right to re-evaluate and possibly adjust the Special Guarantees.

The Guarantee Period shall be from***** through *****

Airline will be entitled to receive only one remedy (which shall be at Airline’s option) for the same event under different Special Guarantees or Warranties *****

*****

D.	Special Fleet Support Guarantees

The Special Guarantees provided in this Paragraph D. are in consideration of ***** Firm Order Aircraft to be delivered as set forth in Attachment A, subject to Paragraph A.1 in this Letter Agreement. *****

*****

The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA. In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence. Terms, which are capitalized but not otherwise defined herein, shall have the meaning given to them in Article I of the GTA.

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LETTER AGREEMENT NO. 1

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

BEST AIR HOLDINGS, INC.		CFM INTERNATIONAL, INC.

By:	/s/ Frances Farrow	By:	/s/ Luc Bramy
Typed Name:	Frances Farrow	Typed Name:	Luc Bramy
Title:	Authorized Representative	Title:	V.P. Contracts Admin
Date:	June 14, 2004	Date:	June 11, 2004

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LETTER AGREEMENT NO. 1

ATTACHMENT A

Aircraft Order Delivery Schedule

Date	A319	A320
May 05	0	2
Jun 05	0	0
Jul 05	0	1
Aug 05	0	0
Sep 05	0	0
Oct 05	0	0
Nov 05	0	0
Dec 05	0	0
Jan 06	0	0
Feb 06	0	0
Mar 06	1	0
Apr 06	1	0
May 06	1	0
Jun 06	1	0
Jul 06	1	1
Aug 06	1	1
Sep 06	1	0
Oct 06	1	1
Nov 06	1	0
Dec 06	1	0
Jan 07	0	0
Feb 07	0	0
Mar 07	0	0
Apr 07	0	0
May 07	1	1
Jun 07	0	0
TOTAL	11	7

Firm Spare Engine

Date	Quantity
Apr 05	1 x CFM56-5B4/P
Jun 06	1 x CFM56-5B5/P

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LETTER AGREEMENT NO. 1

ATTACHMENT B

CONDITIONS FOR SPECIAL ALLOWANCES; DELAY/CANCELLATION

1.	Conditions Precedent to Allowances:

The allowances set forth in this document are contingent upon Airline purchasing and accepting delivery of a minimum of eighteen (18) Firm Order A319/A320 Aircraft and the two (2) Firm CFM56-5B spare Engines (one (1) CFM56-5B5/P and one (1) CFM56-5B4/P) according to the delivery schedules in Attachment B, subject to Clauses A.5, A.7 and B.3 (hereinafter the “Conditions Precedent”). If the defined Conditions Precedent are not satisfied, the allowance levels shall be adjusted as defined below. The term “Aircraft” as used in this attachment shall mean any A319/A320 narrowbody/single isle series Aircraft powered by the CFM56-5B Engines.

Qnty. Aircraft Delivered	Allowance Adjustment
18 Firm Order A319/A320 Aircraft and up	*****
From 1-17 Firm Order A319/A320 Aircraft	*****
0 firm A319/A320 Aircraft	*****

If Airline does not purchase and take delivery of the two (2) spare Engines per the delivery schedule in Attachment B, subject to Clauses A.7 and B.3, no later than ***** after the new Spare Engine delivery scheduled dates, the special per Aircraft Introductory Allowance *****

In any case where an allowance adjustment is made, Airline shall reimburse CFM the appropriate amount as calculated per the above plus escalation on that amount per the Price Escalation Adjustment set forth in Attachment D. Escalation shall be calculated from time of initial Aircraft delivery to date of payment to CFM.

2.	Allowance for Initial Aircraft Sale Only

The respective allowances described in this document apply only to Aircraft that are (i) purchased as new Aircraft by Airline directly from the Aircraft Manufacturer during the initial sale of the Aircraft and (ii) not equipped with Airline-furnished engines.

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LETTER AGREEMENT NO. 1

3.	Form, Availability and Earning of Allowances

Unless otherwise stated, the per-Aircraft allowances described in this document will be available to Airline:

(a)	in the form of a credit to be used by Airline against purchases from CFM, or

(b)	upon Airline’s written request, as a wire transfer of funds to Airline in accordance with Airline’s written instructions, or

(c)	upon Airline’s written request, as a wire transfer of funds to Airbus in accordance with Airline’s written instructions.

Payment will be made:

(i)	for items (a) and (b), within *****

(ii)	for item (c), *****

Unless otherwise stated, each per-Aircraft allowance will be earned by Airline, on a pro-rata basis, upon delivery of each shipset of Engines to the Aircraft Manufacturer for installation on an Aircraft.

4.	Cancellation

As used in this Proposal the terms “Cancels”, “Cancellation” or “Canceled” with respect to any Aircraft shall mean (1) an express cancellation by Airline of an Aircraft to be powered by CFM engines, or (2) failure by Airline to accept delivery of an Aircraft within ***** of its scheduled delivery date as adjusted according to this Proposal (or it becomes apparent that delivery of such Aircraft will not occur within ***** of the scheduled delivery date).

5.	Allowances Not Paid on Canceled Aircraft and Advanced Allowances Returned

The allowances described in this document for a Canceled Aircraft will become unearned and will not be paid if CFM has delivered Engines to the Aircraft Manufacturer for installation on an Aircraft that Airline later Cancels, and any allowances that may have been previously paid or advanced for each Canceled Aircraft will be reimbursed to CFM by Airline. Such reimbursed advances shall be returned to CFM by Airline within ***** of the applicable Cancellation. Receipt of payment under this Paragraph 5 shall not preclude CFM from seeking other remedies in a court of competent jurisdiction.

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LETTER AGREEMENT NO. 1

6.	Remedies for Failure to Take All Aircraft

(a)	Resolution by Senior Executive Officers.

If a dispute arises relating to the Conditions Precedent and related damages, if any, (the “Dispute”) either party (the “disputing party”) may give written notice to the other party (the “receiving party”) requesting that the respective executive officers of the Parties resolve the Dispute. Within ***** after receipt of such notice, the receiving party shall submit to the other party a written response. The notice and the response shall include a statement of the applicable party’s position and a summary of reasons supporting that position. The Parties shall cause such executive officers to meet, within ***** after delivery of the disputing party’s notice, at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to use commercially reasonable efforts to resolve the Dispute.

(b)	Exclusivity; Confidentiality.

All statements made and documents provided or exchanged in connection with the dispute resolution process set forth in Paragraph 6(a) above shall not be disclosed unless such information is (a) generally available to the public (other than by disclosure in violation of this Agreement or any other agreement to which such person is a party); (b) available to such party on a non-confidential basis from a source that is not prohibited from disclosing such information to such party; or (c) after notice and an opportunity to contest, such party is required to disclose under applicable law or under subpoena or other process of laws.

7.	Failure of Aircraft Manufacturer to Deliver

Notwithstanding Paragraphs 4, 5 and 6 of this attachment, provided Airline has otherwise performed its obligations described in this document, should Airline fail to take delivery of required Aircraft due exclusively to a failure to deliver on the part of the Aircraft Manufacturer, Airline shall not be deemed to have failed to meet its performance requirements under this document provided that Airline completes such requirements as soon as practicably consistent with the Aircraft Manufacturer’s ability to complete such deliveries. In such case, deliveries of such delayed Aircraft to Airline shall otherwise qualify for the provisions of this document, in accordance with the terms hereof.

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LETTER AGREEMENT NO. 1

8.	Aircraft Not Owned for Planned Period

If Airline sells or otherwise fails to own (other than for financing purposes) for an average period of ***** or more of the total delivered Aircraft for which CFM paid allowances hereunder, then the allowances earned and/or paid on such sold or non-Airline owned Aircraft will be proportionately reduced. Airline will reimburse CFM an amount equal to the proportionate share of the allowances earned and/or paid with respect to such Aircraft, (based on the percentage of the ***** minimum period the Aircraft was actually owned by Airline).

9.	Set Off for Outstanding Balance

Provided that outstanding amounts due and owing from Airline to CFM for CFM goods or services (whether or not in connection with the Aircraft described in this document and/or the CFM GTA) are not the subject of a reasonable and factually based dispute regarding CFM invoices received by Airline, CFM shall be entitled, at all times, to set off any such outstanding amounts against any amount payable by CFM to Airline in connection with this Proposal document.

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ATTACHMENT C

BASE PRICES FOR SPARE ENGINES

AND OPTIONAL EQUIPMENT

Item	Base Price January 2003 US Dollars CPI=*****
1. Basic Engine
CFM56-5B6/P	*****
CFM56-5B5/P	*****
CFM56-5B4/P	*****
2. Optional Equipment (Per Engine)
EngineCondition Monitoring Kit	*****

A.	Base prices are effective for firm orders received by CFM within quoted lead time for basic spare Engines (including associated equipment and maximum climb thrust increase), Optional Equipment and Modules for delivery to Airline by CFM on or before December 31, 2006, subject to the extension of the base price contained in Paragraph 4.1.

B.	The selling price of CFM56-5B basic spare Engines, Optional Equipment and Modules ordered for delivery after the period set forth in Paragraph A above shall be the base price then in effect and as set forth in each purchase order as accepted by CFM, which base price shall be subject to adjustment for escalation in accordance with CFM’s escalation provisions attached hereto as Attachment D.

C.	For each Spare Engine ordered to lead time, Airline shall pay to CFM an amount set forth in above in accordance with the payment terms set forth in the GTA. Thrust of each Engine corresponds to the Engine rating type and associated base price, hereinafter also referred to as the “Spare Engine Base Price” or “PDP Reference Price.”

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LETTER AGREEMENT NO. 1

ATTACHMENT D

CFM56-5B SPARE ENGINE AND MAJOR MODULE ESCALATION FORMULA

*****

I.	The base price for Products purchased hereunder shall be adjusted pursuant to the provisions of this Exhibit.

II.	For the purpose of this adjustment:

A.	Base price shall be the price(s) set forth on the Purchase Order as acknowledged by CFM.

B.	The Composite Price Index (CPI) shall be calculated, to the second decimal place, using the following formula:

*****

C.	Each CPI shall be determined to the second decimal place. Calculation shall be to the third decimal digit and if the third decimal digit is five or more, the second decimal digit shall be raised to the next higher figure. If the third decimal digit is less than five, the second decimal figure shall remain as calculated.

D.	The Base Composite Index (CPIb) shall be the base index stated in the published prices.

III.	Base prices shall be adjusted in accordance with the following formula:

*****

IV.	The invoice price shall be the final price and will not be subject to further adjustments in the indices. In no event shall the invoice price be lower than the base price.

V.	The ratio (CPI / CPIb) shall be calculated to the fourth decimal digit. If the fourth decimal digit is five or more, the third decimal digit shall be raised to the next higher figure, and if the fourth decimal digit is less than five, the third decimal figure shall remain as calculated. If the calculation of this ratio results in a number less than 1.000, the ratio will be adjusted to 1.000. The resulting three digit decimal shall be used to calculate Pn.

VI.	Values to be utilized in the event of unavailability. If at the time of delivery of Product, CFMI is unable to determine the adjusted price because the applicable values to be used to determine the ECI and IC have not been released by the Bureau of Labor Statistics, then:

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LETTER AGREEMENT NO. 1

a)	The Price Adjustment, to be used at the time of delivery of the Product, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available 30 days prior to scheduled Product delivery month will be used to determine ***** for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment. If no value have been released for an applicable month, the provisions set forth in Paragraph b, below, will apply. If prior to delivery of a Product, the U.S. Department of Labor changes the base year for determination of ***** as defined above, such rebase values will be incorporated in the Price Adjustment calculation.

b)	If prior to delivery of a Product, U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ***** (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Price Adjustment, CFM will, prior to delivery of any such Product, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revisions of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Product, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Product Price Adjustment, such values will be used to determine any increase or decrease in the Product Price Adjustment from that determined at the time of delivery of such Product.

c)	In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the base price of any affected Product to reflect an allowance for increase or decrease in labor compensation and material costs occurring from the period represented by the applicable CPI to the ***** prior to the scheduled month of delivery of such Product.

d)	For the calculation herein, the values released by the Bureau of Labor Statistics and available to CFM at the end of the month prior to scheduled Product delivery month will be used to determine ***** for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment for the Product invoice at the time of delivery. The values will be considered final and no Product Price Adjustment will be made after Product delivery for any subsequent changes in published index values.

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LETTER AGREEMENT NO. 1

VII.	Any rounding of a number, with respect to escalation of the Product Price, will be accomplished as follows: If the first digit of the portion to be dropped from the number is five or greater, the preceding digit will be raised to the next higher number.

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ATTACHMENT E

BASIS AND CONDITIONS FOR SPECIAL GUARANTEES

A.	General Conditions

The Guarantees offered in this Letter Agreement have been developed specifically for ***** They are offered to Airline contingent upon:

*****

4	Agreement between Airline and CFM regarding administration of the guarantees;

5.	Airline operating in accordance with the Basis for Special Guarantees set forth in Paragraph C of the Letter Agreement;

6.	Airline’s following the CFM Engine workscope planning guide necessary during *****

*****

8.	Service bulletins mutually agreed to between Airline and CFM being incorporated in a timely manner; and

9.	Immaterial deviations to the above conditions shall not cause an adjustment to the Guarantees.

B.	Exclusions

*****

C.	Administration

*****

If compensation becomes available to Airline under more than one specific guarantee, warranty or other engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single guarantee, warranty or other program consideration. *****

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

E-1

LETTER AGREEMENT NO. 1

D.	Miscellaneous

The General Conditions described in Exhibit A of the General Terms Agreement between CFM and Airline apply to the guarantees.

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

E-2

LETTER AGREEMENT NO. 1

ATTACHMENT F

*****

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

F-1

LETTER AGREEMENT NO. 1

ATTACHMENT G

***** DEFINITIONS FOR GUARANTEE

*****

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

G-1

LETTER AGREEMENT NO. 1

ATTACHMENT H-1

CFM56-5B NEW PARTS WARRANTY PARTS LIST

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CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

H-1

LETTER AGREEMENT NO. 1

ATTACHMENT H-1 (continued)

CFM56-5B NEW PARTS WARRANTY PARTS LIST

continued

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CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

H-2

LETTER AGREEMENT NO. 1

ATTACHMENT H-2

CFM56-5B NEW PART SPECIAL GUARANTEE PARTS LIST

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CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

H-3

LETTER AGREEMENT NO. 1

ATTACHMENT H-2 (continued)

CFM56-5B NEW PART SPECIAL GUARANTEE PARTS LIST

continued

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CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

H-4

LETTER AGREEMENT NO. 1

ATTACHMENT I

*****

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

I-1

October 10, 2005

AMENDMENT 1 TO LETTER AGREEMENT NO. 1 OF GTA NO. CFM-04-0012B

Best Air Holdings, Inc.

c/o Virgin USA Inc.

520 West Broadway

New York, New York 10012

WHEREAS, CFM International, Inc. (“CFM”) and Best Air Holdings (“Airline”), (collectively referred to as the “Parties”) have entered into Letter Agreement No. 1 to General Terms Agreement No. CFM-04-00012B dated June 14, 2004 (“GTA”) which contains applicable terms and conditions governing the sale by CFM and the purchase by Airline from CFM of spare engines, related equipment and spare parts in support of Airline’s CFM powered fleet of aircraft from Airbus Industrie S.A.S (“Airbus”); and

WHEREAS, Airline has requested and CFM has agreed to amend Letter Agreement No. 1 to reflect the changes associated with the modifications made to the Aircraft Delivery Schedules.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

I.	In Paragraph A-1, Section 1.1, in line 4, the years of the delivery of the Firm Order shall be changed from “2005 and 2006” to “2005, 2006 and 2007.”

II.	In Paragraph A-1, Section 1.2, delete the second sentence of this Section 1.2 and substitute the following:

“Airline may shift the Firm Order Aircraft deliveries specified on Attachment A so long as the total. Firm Order Aircraft are not less than 18 or more than 24 and the deliveries do not extend beyond *****.”

III.	In Paragraph A-3, delete Section 3.2 and substitute the following as the new Paragraph A-3, Section 3.2:

“The delivery month of the first Spare Engine shall be December, 2005. The delivery month of the second Spare Engine shall be December, 2006, For the first Spare Engine, the Purchaser shall provide CFM with Purchaser’s order at least ***** prior to the delivery date of the first Spare Engine. For all subsequent Spare Engine orders, the Purchaser shall provide CFM with its order at least ***** prior to the delivery date of any such Spare Engine.” Spare Engines ordered without such required minimum lead time will have their delivery dates adjusted to correspond to the required minimum lead time unless the parties agree otherwise in writing.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PROPRIETARY INFORMATION NOTICE. The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

CFM / Best Air Holdings GTA No. CFM-04-0012B

Amendment No. 1 to Letter Agreement No. 1

IV.	In Paragraph A-3, delete Section 3.4 and substitute the following as the new Paragraph A-3, Section 3.4:

*****

V.	In Paragraph A-6, delete Sections 6.1 and 6.2 and substitute the following as the new Paragraph A-6:

*****

VI.	In Paragraph B-1, Section 1.2, on page 7, in lines 2 and 3, delete ***** and substitute the date of *****

VII.	In Paragraph B-3, the reference to “Attachment B” in the second sentence should be to “Attachment A”.

Add the following to the end of Paragraph B-3:

“CFM agrees that Airline is entitled to utilize the “Forward Allowance” of ***** provided for in the third and fourth sentences of said Paragraph B-3 at any time within ***** prior to the delivery of the first (1st) Firm Order Aircraft, and for avoidance of doubt, is calculated as any time after ***** per the Aircraft Order Delivery Schedule of Attachment A of this Amendment No 1. *****

VIII.	In Paragraph D-4, Section 4.2, ***** in the second subparagraph, change the dates as follows:

in line 2, ***** shall become ***** in line 4, ***** shall become ***** in line 6, ***** shall become *****

October 10, 2005

CFMI PROPRIETARY INFORMATION

Subject to restrictions on the first page

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

CFM / Best Air Holdings GTA No. CFM-04-0012B

Amendment No. 1 to Letter Agreement No. 1

IX.	Delete Attachment A, Aircraft Order Delivery Schedule, and substitute the Attachment A as follows:

NOTHING FURTHER ON THIS PAGE

October 10, 2005

CFMI PROPRIETARY INFORMATION

Subject to restrictions on the first page

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

CFM / Best Air Holdings GTA No. CFM-04-0012B

Amendment No. 1 to Letter Agreement No. 1

ATTACHMENT A

Aircraft Order Delivery Schedule

Date	A319	A320
Jan 06	0	1
Feb 06	0	0
Mar 06	0	0
Apr 06	0	1
May 06	0	0
Jun 06	0	0
Jul 06	0	0
Aug 06	1	0
Sep 06	0	1
Oct 06	1	0
Nov 06	0	0
Dec 06	0	0
Jan 07	0	1
Feb 07	0	1
Mar 07	1	0
Apr 07	1	1
May 07	0	1
Jun 07	0	1
Jul 07	1	0
Aug 07	1	0
Sep 07	0	1
Oct 07	0	1
Nov 07	1	0
Dec 07	1	0
TOTAL	8	10

Firm Spare Engine
Date	Quantity
Dec 05	1 x CFM56-5B4/P
Dec 06	1 x CFM56-5B5/P

October 10, 2005

CFMI PROPRIETARY INFORMATION

Subject to restrictions on the first page

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

CFM / Best Air Holdings GTA No. CFM-04-0012B

Amendment No. 1 to Letter Agreement No. 1

X.	Nothing contained herein shall constitute an unexcused delay or cancellation for purposes of the GTA and Letter Agreements 1 and 2 thereto, nor is Airline in breach under the GTA and Letter Agreements 1 and 2 thereto as of the date of execution of this Amendment 1.

XI.	In Attachment B, Conditions for Special Allowances; Delay/Cancellation, delete Paragraph 1 and substitute the following:

“1.	Conditions Precedent to Allowances:

“The allowances set forth in this document are contingent upon Airline purchasing and accepting delivery of a minimum of eighteen (18) Firm Order A319/A320 Aircraft and the two (2) Firm CFM56-5B spare Engines (one (1) CFM56-5B5/P and one (1) CFM56- 5B4/P) according to the delivery schedules in Attachment A, subject to Clauses A.1, A.3, A.5, A.6 and A.7 of this Letter Agreement No. 1 (hereinafter the “Conditions Precedent”). If the defined Conditions Precedent are not satisfied, the allowance levels shall be adjusted as defined below. The term “Aircraft” as used in this attachment shall mean any A319/A320 narrowbody/single isle series Aircraft powered by the CFM56-5B Engines.

Qnty. Aircraft Delivered	Allowance Adjustment
18 Firm Order A319/A320 Aircraft and up	*****
From 1-17 Firm Order A319/A320 Aircraft	*****
0 firm A319/A320 Aircraft	*****

“If Airline does not purchase and take delivery of the two (2) spare Engines per the delivery schedule in Attachment A, subject to Clauses A.3, A.5, A.6 and A.7 of this Letter Agreement No. 1, no later than ***** after the new Spare Engine delivery scheduled dates, the special per Aircraft Introductory Allowance *****

“In any case where an allowance adjustment is made, Airline shall reimburse CFM the appropriate amount as calculated per the above plus escalation on that amount per the Price Escalation Adjustment set forth in Attachment D. Escalation shall be calculated from time of initial Aircraft delivery to date of payment to CFM.”

XII.	The parties hereto acknowledge and agree that by executing and delivering this Amendment No. 1 to Letter Agreement No. 1. Airline’s prior obligation to send notice as to the first spare engine pursuant to paragraph A 3, Section 3.2 as required prior to Amendment No. 1 to Letter Agreement No. 1, shall be deemed satisfied.

October 10, 2005

CFMI PROPRIETARY INFORMATION

Subject to restrictions on the first page

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5

CFM / Best Air Holdings GTA No. CFM-04-0012B

Amendment No. 1 to Letter Agreement No. 1

Except as modified in this Amendment 1, the terms and conditions of Letter Agreement No. 1 have not been otherwise modified, and it is in full force and effect.

Counterparts. This Amendment No. 1 to Letter Agreement No. 1 may be executed by one or more of the Parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as a delivery of a manually executed counterpart.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the last day and the year written below.

BEST AIR HOLDINGS, INC.		CFM INTERNATIONAL, INC.

By:	/s/ David Whelan	By:	/s/ Thierry Derrien
Printed Name:	David Whelan	Printed Name:	Thierry Derrien
Title:	Authorized Representative	Title:	VP Contracts
Date:	November 7, 2005	Date:	November 18, 2005

October 10, 2005

CFMI PROPRIETARY INFORMATION

Subject to restrictions on the first page

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6

AMENDMENT NO. 2

TO

LETTER AGREEMENT NO. 1

WHEREAS, CFM International. Inc. (hereinafter “CFM”) and Virgin America, Inc. (hereinafter “Airline”) have entered into Letter Agreement No. 1 (the “Letter Agreement”) to General Terms Agreement No. CFM-04-0012B dated June 14, 2004; and

WHEREAS, CFM and Airline now desire to amend the Letter Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	The first two sentences of paragraph 3.2 are changed to read as follows: “The delivery date of the first Spare Engine is November, 2006. The delivery date of the second Spare Engine is December, 2007.”

2.	The delivery dates for the Firm Spare Engines set forth in Attachment A shall be changed to be November, 2006 for the CFM56-5B4/P Spare Engine and December, 2007 for the CFM56-5B5/P) Spare Engine.

Except as provided herein, all other provisions of the Letter Agreement remain in effect according to the terms and conditions therein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the             day of June, 2006.

CFM International, Inc.		Virgin America, Inc.

By:	/s/ JC Merrice	By:	/s/ Robert B. Dana
Typed Name:	JC Merrice	Typed Name:	Robert B. Dana
Title:	Chief Financial Officer	Title:	Chief Financial Officer
Date:	June 29, 2006	Date:	August 2, 2006

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3 To LETTER AGREEMENT NO. 1 TO GTA NO. CFM-04-0012B

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”) and Virgin America Inc (hereinafter referred to as “Customer”) (CFM and Customer being hereinafter collectively referred to as the “Parties”) have entered into Letter Agreement No. 1 to General Terms Agreement CFM-04-0012B dated June 14, 2004 as amended in October 2005 and June 2006 (hereinafter referred to as “LA1”); and

WHEREAS, Customer has requested and CFM has agreed to amend LA1 further to specify the guarantees that will apply to recently acquired used engines.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

Engines with ESNs ***** will be included in the following guarantees from LA1 for the remaining Guarantee Period.

Section C. Special Fleet Operations Guarantees

*****

Section D. Special Fleet Support Guarantees

*****

Please indicate your agreement with the foregoing by signing below.

VIRGIN AMERICA INC		CFM INTERNATIONAL, INC.

By:	/s/ Holly Nelson	By:	/s/ Thierry Derrien
Typed Name:	Holly Nelson	Typed Name:	Thierry Derrien
Title:	SVP & Chief Financial Officer	Title:	VP Contracts
Date:	August 26, 2010	Date:	October 8, 2010

CFM Proprietary

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 4 To LETTER AGREEMENT NO. 1 To GTA NO. CFM-04-0012B

Virgin America Inc

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”) and Virgin America Inc (hereinafter referred to as “Customer”) (CFM and Customer being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement CFM-04-0012B dated June 14, 2004 (“GTA”) as amended from time to time.

WHEREAS, CFM and Customer have entered into Letter Agreement NO. 1 (“LA1”) to the GTA dated June 14, 2004 describing the terms by which new Engines will be added to Customer’s fleet.

WHEREAS, Customer has requested that CFM agree to allow Jackson Square Aviation, LLC (“JSq”) to purchase and take delivery of the four remaining Aircraft set forth in LA1 (hereinafter the “Final Four Aircraft”).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

The Engine Support Allowance in Section B.1 of LA1 will be provided to JSq through a separate agreement and Customer will have no further claim to such allowance. The Tooling, Spare Engine, and Provisioning Support Allowance described in section B.3 will be provided to Customer. Attachment B of LA1 will apply to the Tooling, Spare Engine, and Provisioning Support Allowance.

Nothing in Amendment NO. 4 shall modify in any way or discharge or release Customer from any of its obligations and liabilities under the GTA and LA1 save as expressly contemplated herein.

Please indicate your agreement with the foregoing by signing below.

VIRGIN AMERICA INC		CFM INTERNATIONAL, INC.

By:	/s/ Holly Nelson	By:	/s/ Thierry Derrien
Typed Name:	Holly Nelson	Typed Name:	Thierry Derrien
Title:	SVP & CFO	Title:	VP Contracts
Date:	December 29, 2010	Date:	December 29, 2010

CFM Proprietary

LETTER AGREEMENT NO. 2-2

TO GTA No. CFM-04-0012B

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter referred to as “CFM”) and Virgin America Inc (hereinafter referred to as the “Airline,”) and together with CFM, the “Parties” have entered into General Terms Agreement No. CFM-04-0012B dated June 11, 2004 (hereinafter referred to as the “GTA”); and

WHEREAS, the GTA contains applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefore in support of Airline’s CFM powered fleet of aircraft from Airbus Industrie S.A.S. (“Airbus”), which has been supplemented by Letter Agreements No. 1 through 6, all of which, when taken together, and as each may be amended, supplemented, including without limitation by additional letter agreements, or otherwise modified from time to time in accordance with the terms of the GTA, are hereinafter referred to as the “Agreement,” and

WHEREAS, the Parties agreed to replace Letter Agreement NO. 2 that described the provision of a thrust purchase and lease program for Airline’s CFM56-5B5 powered A319 Aircraft with Letter Agreement NO. 2-1 that provided for use of either CFM56-5B6 or CFM56-5B7 thrust on the related installed engines (hereinafter the “Engines”). For clarity, the Engines include twelve (12) CFM56-5B5 engines powering six (6) of Airline’s A319 Aircraft at CFM56-5B7 thrust and eight (8) CFM56-5B5 engines powering four (4) of Airline’s A319 Aircraft at CFM56-5B6 thrust, which are further specified by engine serial number in Attachment A.

CFM PROPRIETARY INFORMATION

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

WHEREAS, Airline is currently operating twelve (12) of the Engines at CFM56-5B7 thrust under the terms of Thrust Lease Program as described in Letter Agreement No. 2-1 which expires October 31, 2013, and CFM and Airline wish to document a change in the terms of the Thrust Purchase and Lease Program. Accordingly, the Parties agree to terminate Letter Agreement NO. 2-1 as of October 31, 2013 and replace with the terms of this agreement, Letter Agreement NO. 2-2, that describes the conversion of specific Aircraft from CFM56-5B7 to CFM56-5B6 thrust and the limited use of the CFM56-5B6 thrust while Airline is operating the Aircraft, as well as the continued use of certain Engines at CFM56-5B7 thrust for a limited period. For avoidance of doubt, Letter Agreement No. 2-1 will remain in effect until its expiration date, and Letter Agreement No. 2-2 will take effect on November 1, 2013.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows.

1)	THRUST PURCHASE AND LEASE PROGRAM

Upon Airline’s request, and following receipt of Airline’s payment described herein, CFM will deliver to Airline CFM56-5B6 thrust nameplates and rating plugs ***** per the schedule below in order to allow Airline to downgrade the Engines from CFM56-5B7 thrust to CFM56-5B6 thrust. All CFM56-5B7 rating plugs will be returned to CFM via the CFM Field Service Engineer. Note that Airline has the right to use CFM56-5B6 thrust levels until ***** for up to ***** of takeoffs. At that time, Airline may purchase CFM56-5B6 thrust for ***** of the cost to upgrade from CFM56-5B5 to CFM56-5B6 or may choose to operate CFM56-5B5 thrust. Further, at the sooner of Aircraft lease return, or when Airline is no longer operating the Aircraft, or by ***** if Airline chooses not to purchase the upgrade described above, Airline will return the CFM56-5B6 thrust plugs and nameplates in exchange for the original CFM56-5B5 thrust plugs to be provided by CFM *****.

The terms of this thrust lease may not be extended to a third party.

Tail	Date of Next Check	# Engines	Lease Period (Months)
N521	*****	2	*****
N522	*****	2	*****
N527	*****	2	*****
N528	*****	2	*****
N529	*****	2	*****
N530	*****	2	*****

Total		12	*****

CFM PROPRIETARY INFORMATION

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Airline will assure the correct application of nameplates in accordance with FAA regulations and installation requirements as covered in appropriate service bulletins and cover all associated expenses or fees. CFM will provide Airline all appropriate and reasonable documentation with regard to the Engines, including the nameplates, in support of Airline’s applications to the FAA and any other regulatory agency ***** to Airline. CFM will assist Airline, as required, in providing data for such applications, but CFM will not be liable nor be subject to any claim by Airline if Airline fails to obtain approval thereof.

Airline will be responsible for obtaining approvals and meeting requirements and covering all expenses from all leasing companies or financial institutions, the Aircraft Manufacturer, and any service provider for the use of the new thrust on any Aircraft, where applicable. Any other expenses arising out of or related to operational implementation of the program in accordance with this Letter Agreement No. 2-2 will be borne solely by Airline. Such expenses may include, without limitation, charges payable to Aircraft Manufacturer for Aircraft modifications that might be required for Engine operation at the different thrust level, and fees and expenses associated with documentation for the FAA or other appropriate regulatory agencies.

2)	THRUST FEE

Airline wishes to operate certain Engines at CFM56-5B7 thrust from November 1, 2013 until the date of the next Airplane check described in the table above. The payment for the use of CFM56-5B7 thrust is required in full prior to November 1, 2013 (hereinafter the “Thrust Fee”).

The Thrust Fee is a one-time fee and is calculated as follows:

*****

THRUST USAGE

CFM will allow the Airline to utilize, in consideration for the Thrust Fee, the CFM56-5B7 thrust for up to ***** of the aggregate number of departures of all Aircraft configured with CFM56-5B7 thrust from the date thrust plugs are provided until the last CFM56-5B7 thrust plug is removed per this Agreement. Additionally, Airline may utilize CFM56-5B6 thrust for up to ***** of the aggregate number of departures of all Aircraft through *****. To further clarify, the Airline may use CFM56-5B6 thrust for up to ***** of the aggregate number of departures at CFM56-5B6 thrust and for up to ***** of the aggregate number of departures at CFM56-5B7 thrust.

CFM PROPRIETARY INFORMATION

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PAYMENT FOR EXCESS THRUST USAGE

Actual thrust usage will be measured annually, and the annual reconciliation will be done in the first quarter following the previous year’s usage. Any incremental fee will be calculated as follows:

*****

Following signature of this Letter Agreement and payment per above, Airline may order the corresponding rating plug and nameplate ***** to CFM Contract Administration referring to the signed letter agreement.

The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA. In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence. Terms, which are capitalized but not otherwise defined herein, shall have the meaning given to them in Article I of the GTA.

VIRGIN AMERICA INC.		CFM INTERNATIONAL, INC.

By:	/s/ Peter D. Hunt	By:	/s/ R. Scodellaro
Typed Name:	Peter D. Hunt	Typed Name:	R. Scodellaro
Title:	SVP & Chief Financial Officer	Title:	VP Contract
Date: August 28, 2013		Date: September 9, 2013

CFM PROPRIETARY INFORMATION

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT A – Current Thrust by ESN for A319 Aircraft

ESN	Current Thrust
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B6
*****	CFM56-5B6
*****	CFM56-5B6
*****	CFM56-5B6
*****	CFM56-5B6
*****	CFM56-5B6
*****	CFM56-5B6
*****	CFM56-5B6
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7
*****	CFM56-5B7

CFM PROPRIETARY INFORMATION

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 4 TO GTA NO. CFM-04-0012B

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”) and Virgin America Inc (hereinafter referred to as “Customer”) (CFM and Customer being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement CFM-04-0012B dated June 14, 2004 as amended or completed from time to time, (hereinafter referred to as “GTA”); and

WHEREAS, the GTA contains the applicable terms and conditions governing the sale by CFM and the purchase by Customer of spare engines, related equipment and spare parts therefore in support of Customer’ s CFM-powered fleet of aircraft from Airbus S.A.S; and

WHEREAS, as a valued customer of CFM, CFM wishes to make available to Customer, under the terms set forth herein the benefits of the CFM’ s TRUEngine™ Program.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1.	TRUEngine™ Program Overview

The TRUEngine program identifies an engine that the Customer has declared as having been maintained per CFM recommendations as defined in the documents specified in Appendix 2.

TRUEngine designation is granted on an individual engine basis (ESN).

Declaration of compliance occurs at the time Customer submits Engine Serial Numbers (ESN) via form in Appendix 4, and submits required maintenance records as specified in Appendix 3 to substantiate said declaration.

Substantiation (by way of maintenance records submission) must cover all maintenance through the most recent exposure of each engine module.

Upon the occurrence of shop-level maintenance, Customer is required to submit updated engine maintenance documentation (as defined in Appendix 3) within ***** to substantiate continued compliance.

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

CFM International is a joint company of Snecma, France and GE, U.S.A

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

In the event Customer fails to provide adequate records or CFM concludes that, at the declaration or during the life of the TRUEngine program, an engine has been maintained in a manner inconsistent with program requirements, said engine shall be excluded from the TRUEngine program.

CFM reserves the right to review submitted maintenance records to verify compliance with program requirements.

TRUEngine designation remains in effect until shop-level maintenance occurs or Customer elects to opt-out of the program (at Customer’ s convenience and at any time).

New CFM56 engine deliveries meet the criteria to qualify for TRUEngine designation, and will be added immediately and automatically to the program upon delivery.

2.	TRUEngine Special Guarantees

The benefits which are made available to Customer for engines that qualify under the TRUEngine program are as set forth below:

*****

3.	Eligibility and Conditions

a.	Engines eligible for the above special benefits are those that qualify for TRUEngine program status per the guidelines defined herein. Engines that cease to qualify for TRUEngine status are no longer eligible for special benefits set forth herein.

b.	Engines with current TRUEngine status are identified at a mutually accessible location at www.CFM56.com.

c.	Claims for the TRUEngine special benefits set forth above may be made by Customer through its assigned CFM representative. In the case that a TRUEngine qualified engine is leased benefits are awarded to the Customer who first submits the claim. Duplicate claims will not be processed.

d.	This Letter Agreement and the TRUEngine special guarantees made available hereunder shall terminate upon ***** written notice of the discontinuance of the TRUEngine program by CFM, or, in the case of discontinuance of a particular TRUEngine special guarantee, upon ***** written notice thereof.

e.	Engine maintenance records submitted in substantiation of engine qualifications will be archived by CFM.

f.	Customer hereby authorizes CFM to communicate Customer’s name, likeness, and TRUEngine participation in press releases and other communications.

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g.	The benefits set forth in this Letter Agreement may be assignable to the new owner should a TRUEngine qualified engine be sold by Customer to said new owner, provided such new owner maintains the TRUEngine qualified engine, performs all other required actions for qualification in compliance with program requirements, and has entered into a General Terms Agreement and a similar Letter Agreement with CFM. For the avoidance of doubt, the Attachment “Basis and Conditions for Special Guarantees” as mentioned in the GTA applies to the present TRUEngine special guarantees.

h.	Should a TRUEngine qualified engine be leased by Customer to a third party, the benefits set forth herein may be assignable to the operator who has entered into a lease and operation agreement with Customer, provided such operator maintains the TRUEngine qualified engine, performs all other required actions for qualification in compliance with TRUEngine program requirements, and has entered into a General Terms Agreement and a similar Letter Agreement with CFM.

i.	Should the engine be leased by Customer, Customer hereby confirms that it has notified the owner of the engine of its intent to seek TRUEngine designation of said engine(s).

The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA. In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence. Terms that are capitalized, but not otherwise defined herein, shall have the meaning given to them in the GTA.

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

VIRGIN AMERICA INC		CFM INTERNATIONAL, INC.

By:	/s/ Holly Nelson	By:	/s/ Richard H. Streamer
Typed Name:	Holly Nelson	Typed Name:	Richard H. Streamer
Title:	SVP & CFO	Title:	Sales Director
Date:	November 5, 2010	Date:	November 9, 2010

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Appendix 1: Lease Engine Access Benefits Allocation:

Basic Calculation Rule-

1)	Benefits are granted on the basis of ***** per qualifying event

2)	Credit for a qualifying event is granted per batch of qualified engines (either owned or leased) as set forth in the table below.

3)	A maximum of ***** qualifying events are granted per year.

4)	Benefits are granted on an annual basis (calendar year beginning 1-January) and are not incremental or transferable to subsequent years.

Customer’s TRUEngineTM Qualified Fleet	Eligible Events	Free of Charge Days per Event	Total Free of Charge Days
*****	*****	*****	*	****
*****	*****	*****	*	****
*****	*****	*****	*	****
*****	*****	*****	*	****
*****	*****	*****	*	****

Appendix 2: CFM Documents:

1)	Applicable Aircraft Maintenance Manual (AMM)

2)	CFM Engine Shop Manual (ESM)

3)	CFM Component Maintenance Manual (CMM)

4)	CFM Service Bulletins / Airworthiness Directives (SB/AD). Note: Implementation of all SB are not mandatory for TRUEngine eligibility, but all parts (integrated following “as-built” / “as-produced” configuration) included in an eligible engine must have been released via an SB.

5)	CFM Illustrated Part Catalog* (IPC)

*	Subject to certain CFM exceptions on case by case basis to be further discussed between the CFM representative and the TRUEngine Program Manager.

Appendix 3: Required engine maintenance records:

1)	On-logs

2)	Shop visit history report

3)	Memos of shipment

4)	FAA form 337

5)	FAA form 8130

Note: Required traceability to most recent overhaul of each module or new production.

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Appendix 4: Notice for TRUEngine qualification

[Date]	Virgin America Inc
555 Airport Blvd
Burlingame, CA 94010

TRUEngine Program Manager

truengine@cfm56.com

Re:	TRUEngine Program

Dear TRUEngine Program Manager,

Reference is made to the Letter Agreement number 4 dated [date] between ourselves (“Letter Agreement”) in respect of A320 family AC with CFM56-5B engines.

As explained in the Letter Agreement:

Virgin America Inc hereby represents and warrants that the CFM engines listed below have been maintained in compliance with the CFM recommendations (as set forth in the Letter Agreement—Appendix 2), and hereby confirms that all associated maintenance records required in the Letter Agreement (Appendix 3) shall be sent to your attention.

Virgin America Inc hereby requests the qualification of TRUEngine for the attached engines.

ESN	Engine model	ESN	Engine model	ESN	Engine model

Virgin America Inc
By:

Date:

Title:

Title:

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Appendix 5: Basis and Conditions for Special Guarantees

A.	General

The guarantees offered in this Letter Agreement have been developed specifically for Customer in the frame of the TRUEngine program and for the qualified engine exclusively. The General Conditions described in the GTA apply to the guarantees and such guarantees are offered to Customer contingent upon:

1.	Customer’s TRUEngine qualified engine being identified and maintained in accordance with the TRUEngine requirements described herein

2.	TRUEngine qualified engine operation and maintenance will be performed in accordance with CFM manuals, bulletins, or other written instructions

B.	Exclusions

The guarantees shall not apply *****

C.	Administration

The guarantees are not assignable unless otherwise agreed.

If compensation becomes available to Customer under more than one specific guarantee, warranty, services or other engine program consideration, Customer will not receive duplicate compensation but will receive the compensation most beneficial to Customer under a single guarantee, warranty or other program consideration. Unless otherwise stated, the guarantee compensation will be in the form of credits to be used by Customer against the purchase from CFM of CFM56 Products and/or CFM56 engine services.

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LETTER AGREEMENT NO. 5

TO GTA No. CFM-04-0012B

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter referred to as “CFM”) and Virgin America Inc (hereinafter referred to as the “Airline,”) and together with CFM, the “Parties” have entered into General Terms Agreement No. CFM-04-0012B dated June 11, 2004 (hereinafter referred to as the “GTA”); and

WHEREAS, the GTA contains applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefore in support of Airline’s CFM powered fleet of aircraft from Airbus Industrie S.A.S. (“Airbus”), which has been supplemented by Letter Agreements No. 1 through 4 and this Letter Agreement No. 5 (“Letter Agreement”), all of which, when taken together, and as each may be amended, supplemented, including without limitation by additional letter agreements, or otherwise modified from time to time in accordance with the terms of the GTA, are hereinafter referred to as the “Agreement;”

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows.

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

A.	Firm Order Aircraft, On-Wing and Spare Engines

1.	Firm Order for Aircraft with On-Wing Engines.

1.1.	Airline shall take delivery of twenty-nine (29) newly manufactured firm A320 family narrow-body Airbus Aircraft, each equipped with two (2) new CFM56-5B4 On-Wing Engines respectively, to be delivered between ***** (the “Firm Order”), shall have rights to purchase up to one (1) additional Aircraft with two (2) On-Wing Engines for delivery between ***** (the “Option”), and has the right to convert each Aircraft to A321 family narrow-body aircraft powered by two (2) new CFM56-5B3 On-Wing Engines. Airline has contracted for the Firm Order and Option Aircraft with Airbus.

1.2.	Details related to the required delivery schedule of Firm Order Aircraft and associated On-Wing Engines, as well as other CFM-specific terms, are outlined in Attachment A.

2.	Alternatively Sourced Aircraft and On-Wing Engines.

2.1.	The Airline may lease up to fifteen (15) aircraft and thirty (30) associated on-wing engines, each of the same type as the Aircraft and On-Wing Engines, respectively, from lessors (such aircraft, the “Lessor Aircraft,” and such on-wing engines, the “Lessor On-Wing Engines”).

2.2.	The terms set forth herein (other than Engine Support Allowances, Spare Engine and Provisioning Allowance, Spare Engine Purchase Price Credit, and Additional Allowance for Spare Engines and allowances for tooling, parts, Spare Engine purchases and training required by the Airline and delivery terms) shall apply to Lessor On-Wing Engines (including, without limitation, with respect to all warranties, guaranties, remedies, and initial and ongoing support terms). For the avoidance of doubt, Lessor On-Wing Engines shall not include pre-owned engines.

3.	Spare Engine Firm Order

3.1.	Airline agrees to buy from CFM a minimum of five (5) CFM56-5B4 Spare Engines (with thrust proportional to the Firm Order Aircraft) to be delivered in accordance with the delivery schedule in Attachment A (the “Spare Engine Firm Order”). Airline shall contract directly with CFM ***** prior to scheduled delivery for such Spare Engines by means of a purchase order incorporating the terms of the Agreement.

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3.2.	Notwithstanding the terms of Exhibit C to the GTA, for each Spare Engine purchased under the terms of this Letter Agreement, *****of the PDP Reference Price shall be paid*****prior to *****

4.	Additional Spare Engine Purchases.

4.1.	The Airline may purchase up to five (5) additional Spare Engines, beyond the first five (5) firm ordered Spare Engines mentioned in Paragraph A.2, for delivery through *****. The Airline shall provide CFM with at least ***** lead time upon ordering any such additional Spare Engine and shall space orders at least ***** apart. The price of such additional Spare Engines shall be the base price set forth in Attachment C, subject to escalation. The Spare Engine base price will be firm, subject to escalation, if ordered no later than*****.

4.2.	Additional Spare Engines purchased by and delivered to Airline for use in Airline’s operating fleet are provided *****

5.	Reschedule Rights.

*****CFM and Airline agree that *****shall have the right (such right, the “Reschedule Right”) to reschedule the delivery of any Spare Engine from its scheduled delivery date to *****

6.	Price Escalation Adjustment.

The Price Escalation Adjustment with respect to On-Wing Engines associated with Airbus Aircraft, and Spare Engines shall be as set forth in Attachment D (the “CFM Proposal”), which attachment is incorporated herein by reference, with the understanding that any escalation provision in the Airbus Aircraft purchase agreement shall supercede the Agreement with respect to Airbus On-Wing Engines. By way of example, the “Price Escalation Adjustment” shall represent a number which, when multiplied by the Engine Price, results in the price to be paid by Airline upon delivery. CFM will provide Airline with the indices used by CFM in the calculation of the Price Escalation Adjustment so that Airline may verify such calculation.

CFM agrees to provide Airline, as a special allowance, the following price adjustment caps:

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Notwithstanding any previous agreements between Airbus and CFM relating to the subject matter of this Letter Agreement, all Engines delivered directly to Airbus from CFM for the Firm Order and Option Aircraft in accordance with the Aircraft Order Delivery Schedule set forth in Attachment A, and all spare Engines delivered to Airline directly from CFM with delivery dates that occur on or before ***** shall be subject to a price adjustment due to escalation as described below. The below escalation adjustments will also apply to all Special Allowances, Paragraph B below, for Aircraft delivering before *****

If the price adjustment due to escalation *****

*****

The installed escalation cap is an agreement between CFM and Airline. *****

The price of each Spare Engines delivered directly to Airline from CFM with delivery dates that occur on or before *****, shall be subject to escalation from January 2010 to the month of each applicable delivery, in accordance with Attachment D and subject to the Escalation Cap.

For Engines delivered directly to Airbus from CFM for installation on the firm Aircraft with delivery dates on or after ***** or Spare Engines delivered directly to Airline on or after ***** the total cumulative escalation in Attachment D from January 2010 to the date of delivery shall apply to such Aircraft with no escalation cap or limit.

In consideration of Airline’s selection of the CFM56-5B Engine to power its fleet of new Airbus A320 family Aircraft and the terms and conditions above, CFM agrees to the following:

B.	Special Allowances

CFM agrees to provide the following allowances to Airline subject to the conditions set forth in the GTA, this Letter Agreement and Attachment B:

1.	Engine Support Allowance

1.1.	With respect to each Firm Order and Option Aircraft powered by CFM56-5B Engines, CFM will provide to Airline on the delivery date of the Aircraft, provided CFM has received written notice of such delivery at least ***** in advance, an amount specified below (“Engine Support Allowance”). These allowances are provided to Airline in consideration of Airline purchasing and taking delivery of the Firm Order and Option Aircraft and Spare Engines in accordance with Attachment A attached hereto, subject to the provisions of Attachment B and Paragraphs A.1 and A.2. The Engine Support Allowances and other allowances identified herein are in January 2010 USD (CPI=*****). Such allowance escalation shall be calculated in accordance with Attachment D, and subject to the provisions of paragraph A.4 above.

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Each per-Aircraft Allowance, identified below, will be earned at time of delivery of each shipset of CFM56 Engines to Airbus to be installed on Airline’s identified production Airbus Firm Order and Option Aircraft. Provided CFM has received written notice of delivery of such Firm Order and Option Aircraft to Airline at least ***** prior to the date of such delivery, then CFM shall provide the Engine Support Allowance to Airline on the date of Aircraft delivery as credits to Airline for future purchases from CFM, or CFM shall provide each allowance in cash at Airline’s written request, subject to the terms and conditions of Attachment B.

CFM shall not be obligated to provide any Engine Support Allowance if Airline is in material breach of the Agreement.

With respect to each Firm Order and Option Aircraft which are ordered and delivered to Airline:

Engine Type	Aircraft Type	Allowance
CFM56-5B4/3	A-320	*****

2.	Spare Engine and Provisioning Support Allowance

CFM will provide to Airline a special allowance in support of Tooling, Spare Engines and Provisioning in the amount of ***** per each Firm Order A320 Aircraft delivered to Airline. This per Aircraft allowance is earned at time of delivery of each Firm Order and Option Aircraft, subject to Paragraph A.1 above, up to a maximum total amount of ***** for thirty (30) Firm Order and Option Aircraft delivered to Airline. This allowance shall be escalated in accordance with the applicable escalation formula in Attachment D and subject to the provisions of paragraph A.4 above.

The Spare Engine and Provisioning Support Allowance in Para B.2 above may be utilized by Airline for any purpose, including, without limitation, credit for training, tooling, spare engines or aircraft payments, spare engine PDPs, credits transferred to Airbus for the cost of Firm Order and Option Aircraft used at delivery and spare parts.

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3.	Spare Engine Purchase Price Credit

Subject to conditions found in Attachment J CFM will provide a Spare Engine Purchase Price Credit to Airline as specified in Attachment J.

4.	Additional Allowance for Spare Engines

CFM will provide to Airline an Additional Allowance for Spare Engines in the amount of ***** per each Firm Order A320 Aircraft delivered to Airline. This per Aircraft allowance is earned at time of delivery of each Firm Order or Option Aircraft, and applied against each Spare Engine as they are delivered. This allowance shall be escalated in accordance with the applicable escalation formula in Attachment D and subject to the provisions of paragraph A.4 above.

C.	Special Fleet Operation Guarantees (“Special Guarantees”)

CFM will provide Airline with applicable revisions to Special Guarantee levels, based on final delivery schedules and operating assumptions. The Special Guarantees apply to*****All such Special Guarantees *****are based on the following operating assumptions.

*****

Mutually agreed engine workscopes; *****

Normal operation, wear and tear, and maintenance practice;

*****

These assumptions, which are the basis for the Special Guarantees are “Conditions Precedent” to the levels of the Special Guarantees and if these Conditions Precedent are not met, CFM reserves the right to re-evaluate and possibly adjust the Special Guarantees if the operating assumptions change materially.

The Guarantee Period shall be from *****through*****

Airline will be entitled to receive only one remedy (which shall be at Airline’s option) for the same event under different Special Guarantees or Warranties *****

*****

D.	Special Fleet Support Guarantees

The Special Guarantees provided in this Paragraph D. are in consideration of ***** Firm Order Aircraft to be delivered as set forth in Attachment A, subject to Paragraph A.1 in this Letter Agreement. *****

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The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA. In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence. Terms, which are capitalized but not otherwise defined herein, shall have the meaning given to them in Article I of the GTA.

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

VIRGIN AMERICA INC.		CFM INTERNATIONAL, INC.

By:	/s/ Holly Nelson	By:	/s/ Thierry Derrien
Typed Name:	Holly Nelson	Typed Name:	Thierry Derrien
Title:	SVP & Chief Financial Officer	Title:	VP Contracts
Date:	Undated	Date:	4/18/2011

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT A

Aircraft Order Delivery Schedule

	Scheduled Delivery			Scheduled Delivery
Aircraft Rank	Month or Quarter	Year	Aircraft Rank	Quarter	Year
1	3Q	2013	16	*****	*****
2	3Q	2013	17	*****	*****
3	4Q	2013	18	*****	*****
4	4Q	2013	19	*****	*****
5	1Q	2014	20	*****	*****
6	1Q	2014	21	*****	*****
7	1Q	2014	22	*****	*****
8	*****	*****	23	*****	*****
9	*****	*****	24	*****	*****
10	*****	*****	25	*****	*****
11	*****	*****	26	*****	*****
12	*****	*****	27	*****	*****
13	*****	*****	28	*****	*****
14	*****	*****	29	*****	*****
15	*****	*****

Firm Spare Engine
Date	Quantity
Sept 12	1 x CFM56-5B4/3
Sept 13	1 x CFM56-5B4/3
*****	1 x CFM56-5B4/3
*****	1 x CFM56-5B4/3
*****	1 x CFM56-5B4/3

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ATTACHMENT B

CONDITIONS FOR SPECIAL ALLOWANCES; DELAY/CANCELLATION

1.	Conditions Precedent to Allowances:

The allowances set forth in this document are contingent upon Airline acquiring a minimum of twenty-five (25) Firm Order A320 Aircraft and the five (5) Firm CFM56-5B spare Engines (in proportion to the actual fleet mix) according to the delivery schedules in Attachment A, (hereinafter the “Conditions Precedent”). If the defined Conditions Precedent are not satisfied, the allowance levels shall be adjusted as defined below. The term “Aircraft” as used in this attachment shall mean any A320 narrowbody/single isle series Aircraft powered by the CFM56-5B Engines.

Qnty. Aircraft Delivered	Allowance Adjustment
25 Firm Order A320Aircraft and up	*****
From 1-24 Firm Order A320Aircraft	*****
0 firm A320 Aircraft	*****

If Airline does not acquire the five (5) spare Engines per the delivery schedule in Attachment A (either through direct purchase from CFM, through sale lease back or an alternative financing arrangement), no later than ***** after the new Spare Engine delivery scheduled dates, all of the allowances defined in this Agreement *****

In any case where an allowance adjustment is made, Airline shall reimburse CFM the appropriate amount as calculated per the above plus escalation on that amount per the Price Escalation Adjustment set forth in Attachment D.

2.	Allowance for Initial Aircraft Sale Only

The respective allowances described in this document apply only to Aircraft that are (i) acquired as new Aircraft by Airline directly from the Aircraft Manufacturer during the initial sale of the Aircraft and (ii) not equipped with Airline-furnished engines or Alternatively-Sourced On-Wing Engines.

3.	Form, Availability and Earning of Allowances

Unless otherwise stated, the per-Aircraft allowances described in this document will be available to Airline:

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(a)	in the form of a credit to be used by Airline against purchases from CFM, or

(b)	upon Airline’s written request, as a wire transfer of funds to Airline in accordance with Airline’s written instructions, or

(c)	upon Airline’s written request, as a wire transfer of funds to Airbus in accordance with Airline’s written instructions.

Payment will be made:

*****

Unless otherwise stated, each per-Aircraft allowance will be earned by Airline, on a pro-rata basis, upon delivery of each shipset of Engines to the Aircraft Manufacturer for installation on an Aircraft.

4.	Cancellation

As used herein the terms “Cancels”, “Cancellation” or “Canceled” with respect to any Aircraft or Spare Engine shall mean (1) an express cancellation by Airline of a Spare Engine or an Aircraft to be powered by CFM engines, or (2) failure by Airline to accept delivery of a Spare Engine or an Aircraft within ***** of its scheduled delivery date (or it becomes apparent that delivery of such Spare Engine or Aircraft will not occur within ***** of the scheduled delivery date).

5.	Allowances Not Paid on Canceled Aircraft and Advanced Allowances Returned

The allowances described in this document for a Canceled Aircraft will become unearned and will not be paid if CFM has delivered Engines to the Aircraft Manufacturer for installation on an Aircraft that Airline later Cancels, and any allowances that may have been previously paid or advanced for each Canceled Aircraft will be reimbursed to CFM by Airline. Such reimbursed advances shall be returned to CFM by Airline within ***** of the applicable Cancellation. Receipt of payment under this Paragraph 5 shall not preclude CFM from seeking other remedies in a court of competent jurisdiction.

6.	Remedies for Failure to Take All Aircraft

(a)	Resolution by Senior Executive Officers.

If a dispute arises relating to the Conditions Precedent and related damages, if any, (the “Dispute”) either party (the “disputing party”) may give written notice to the other party (the “receiving party”) requesting that the respective executive officers of the Parties resolve the Dispute. Within ***** after receipt of such

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notice, the receiving party shall submit to the other party a written response. The notice and the response shall include a statement of the applicable party’s position and a summary of reasons supporting that position. The Parties shall cause such executive officers to meet, within ***** after delivery of the disputing party’s notice, at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to use commercially reasonable efforts to resolve the Dispute.

(b)	Exclusivity; Confidentiality.

All statements made and documents provided or exchanged in connection with the dispute resolution process set forth in Paragraph 6(a) above shall not be disclosed unless such information is (a) generally available to the public (other than by disclosure in violation of this Agreement or any other agreement to which such person is a party); (b) available to such party on a non-confidential basis from a source that is not prohibited from disclosing such information to such party; or (c) after notice and an opportunity to contest, such party is required to disclose under applicable law or under subpoena or other process of laws.

7.	Failure of Aircraft Manufacturer to Deliver

Notwithstanding Paragraphs 4, 5 and 6 of this attachment, provided Airline has otherwise performed its obligations described in this document, should Airline fail to take delivery of required Aircraft due exclusively to an inability to deliver on the part of the Aircraft Manufacturer, Airline shall not be deemed to have failed to meet its performance requirements under this document provided that Airline completes such requirements as soon as practicably consistent with the Aircraft Manufacturer’s ability to complete such deliveries. In such case, deliveries of such delayed Aircraft to Airline shall otherwise qualify for the provisions of this document, in accordance with the terms hereof.

8.	Aircraft Not Owned for Planned Period

If Airline sells or otherwise fails to own (other than for sale-leaseback or any other financing purposes) *****any Aircraft for which CFM paid allowances hereunder, then the allowances earned and/or paid on such sold or non-Airline owned Aircraft will be proportionately reduced. Airline will reimburse CFM an amount equal to the proportionate share of the allowances earned and/or paid with respect to such Aircraft, (based on the percentage of the *****minimum period the Aircraft was actually owned by Airline).

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9.	Set Off for Outstanding Balance

Provided that outstanding amounts due and owing from Airline to CFM for CFM goods or services (whether or not in connection with the Aircraft described in this document and/or the CFM GTA) are not the subject of a reasonable and factually based dispute regarding CFM invoices received by Airline, CFM shall be entitled, at all times, to set off any such outstanding amounts against any amount payable by CFM to Airline in connection with this Proposal document.

10.	Assignability of Allowances

Any allowance described herein is exclusively for the benefit of Airline and is not assignable without CFM’s written consent not to be unreasonably withheld. Notwithstanding the foregoing, the GTA and all Letter Agreements executed therewith are assignable to any wholly owned affiliate of Airline, which operate the Aircraft.

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ATTACHMENT C

STANDARD PRICES FOR SPARE ENGINES

AND OPTIONAL EQUIPMENT

Item	Base Price January 2010 US Dollars CPI=*****
1. Basic Engine
CFM56-5B4/3	*	****
CFM56-5B3/3

A.	Base prices are effective for firm orders received by CFM within quoted lead time for basic spare Engines for delivery to Airline by CFM on or before ***** The Spare Engine Purchase Price Credit, based on the terms and conditions in Attachment J, will apply for basic spare Engines delivered to Airline by CFM on or before *****

B.	The selling price of CFM56-5B basic spare Engines ordered for delivery after the period set forth in Paragraph A above shall be the base price then in effect and as set forth in each purchase order as accepted by CFM, which base price shall be subject to adjustment for escalation in accordance with CFM’s escalation provisions attached hereto as Attachment D.

C.	For each Spare Engine ordered to lead time, Airline shall pay to CFM an amount set forth in above in accordance with the payment terms set forth in the GTA. Thrust of each Engine corresponds to the Engine rating type and associated base price, hereinafter also referred to as the “Spare Engine Base Price” or “PDP Reference Price.”

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ATTACHMENT D

CFM56-5B SPARE ENGINE AND MAJOR MODULE ESCALATION FORMULA

*****

I.	The base price for Products purchased hereunder shall be adjusted pursuant to the provisions of this Exhibit.

II.	For the purpose of this adjustment:

A.	Base price shall be the price(s) set forth on the Purchase Order as acknowledged by CFM.

B.	The Composite Price Index (CPI) shall be calculated, to the second decimal place, using the following formula:

*****

C.	Each CPI shall be deteiniined to the second decimal place. Calculation shall be to the third decimal digit and if the third decimal digit is five or more, the second decimal digit shall be raised to the next higher figure. If the third decimal digit is less than five, the second decimal figure shall remain as calculated.

D.	The Base Composite Index (CPIb) shall be the base index stated in the published prices.

III.	Base prices shall be adjusted in accordance with the following formula:

*****

IV.	The invoice price shall be the final price and will not be subject to further adjustments in the indices. In no event shall the invoice price be lower than the base price.

V.	The ratio (CPI / CPIb) shall be calculated to the fourth decimal digit. If the fourth decimal digit is five or more, the third decimal digit shall be raised to the next higher figure, and if the fourth decimal digit is less than five, the third decimal figure shall remain as calculated. If the calculation of this ratio results in a number less than 1.000, the ratio will be adjusted to 1.000. The resulting three digit decimal shall be used to calculate Pn.

VI.	Values to be utilized in the event of unavailability. If at the time of delivery of Product, CFMI is unable to determine the adjusted price because the applicable values to be used to determine the L and IC have not been released by the Bureau of Labor Statistics, then:

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a)	The Price Adjustment, to be used at the time of delivery of the Product, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available 30 days prior to scheduled Product delivery month will be used to determine ***** for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment. If no value have been released for an applicable month, the provisions set forth in Paragraph b, below, will apply. If prior to delivery of a Product, the U.S. Department of Labor changes the base year for determination of ***** as defined above, such rebase values will be incorporated in the Price Adjustment calculation.

b)	If prior to delivery of a Product, U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine ***** (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Price Adjustment, CFM will, prior to delivery of any such Product, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revisions of the formula will be made as required to reflect any substitute values. However, if within ***** from delivery of the Product, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Product Price Adjustment, such values will be used to determine any increase or decrease in the Product Price Adjustment from that determined at the time of delivery of such Product.

c)	In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the base price of any affected Product to reflect an allowance for increase or decrease in labor compensation and material costs occurring since ***** which is consistent with the applicable provisions of this Price Escalation formula.

d)	For the calculation herein, the values released by the Bureau of Labor Statistics and available to CFM at the end of the month prior to scheduled Product delivery month will be used to determine ***** for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment for the Product invoice at the time of delivery. The values will be considered final and no Product Price Adjustment will be made after Product delivery for any subsequent changes in published index values.

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VII.	Any rounding of a number, with respect to escalation of the Product Price, will be accomplished as follows: If the first digit of the portion to be dropped from the number is five or greater, the preceding digit will be raised to the next higher number.

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ATTACHMENT E

BASIS AND CONDITIONS FOR SPECIAL GUARANTEES

A.	General Conditions

The Guarantees offered in this Letter Agreement have been developed specifically for *****. They are offered to Airline contingent upon:

******

1.	Agreement between Airline and CFM regarding administration of the guarantees;

5.	Airline operating in accordance with the Basis for Special Guarantees set forth in Paragraph C of the Letter Agreement; *****

6.	Airline’s following the CFM Engine workscope planning guide necessary during *****

7.	*****

8.	Service bulletins mutually agreed to between Airline and CFM being incorporated in a timely manner; and

9.	Immaterial deviations to the above conditions shall not cause an adjustment to the Guarantees.

B.	Exclusions

*****

C.	Administration

*****

If compensation becomes available to Airline under more than one specific guarantee, warranty or other engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single guarantee, warranty or other program consideration.*****

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E-1

ATTACHMENT F

*****

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F-1

ATTACHMENT G

***** DEFINITIONS FOR GUARANTEE

*****

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G-1

ATTACHMENT H-1

CFM56-5B NEW PARTS WARRANTY PARTS LIST

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ATTACHMENT H-1 (continued)

CFM56-5B NEW PARTS WARRANTY PARTS LIST

continued

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ATTACHMENT H-2

CFM56-5B NEW PART SPECIAL GUARANTEE PARTS LIST

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ATTACHMENT H-2 (continued)

CFM56-5B NEW PART SPECIAL GUARANTEE PARTS LIST

continued

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ATTACHMENT I

*****

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I-1

ATTACHMENT J

Program Pricing

CFM and Airline both recognize that it is desirable that Airline maintains a spare-to-installed engine ratio of CFM56-5B engines that will be sufficient to assure optimal stability in Airline’s A320 family flight operations. In order to induce Airline to purchase sufficient CFM56-5B engines to achieve this objective, CFM is offering a Spare Engine purchase price credit to Airline, in accordance with the following terms.

1.	Spare-to-Installed Engine Ratio Objective

The Spare-to-installed Engine ratio objective for Airline’s Firm Order and Option Aircraft is recommended to be ***** (the “Spare Engine Ratio”). The Spare Engine Purchase Price Credit set forth below is applicable only for those Spare Engine purchases necessary for Airline to achieve the Spare Engine Ratio. Once the Spare Engine Ratio has been achieved, further Spare Engine purchase price credits will not be available for additional Spare Engine purchases unless the number of Spare Engines in Airline’s fleet again falls below the Spare Engine Ratio: a) because Airline has made additional purchases of new or used CFM56-5B powered A320 family aircraft; or b) because a Spare Engine has been permanently removed from service due to accident or other involuntary circumstance; or c) because Airline has made a Permissible Sale of a spare engine as set forth in Section 3 hereof.

2.	Spare Engine Purchase Price Credit

The Spare Engine Purchase Price Credit established for Airline for eligible Spare Engines shall be as follows:

Model	Thrust	Credit	Base	CPI
CFM56-5B4/3	*****	*****	*****	*****
CFM56-5B3/3	*****	*****	*****	*****

Such Spare Engine Purchase Credit shall be applied by CFM to reduce the Purchase Price for each eligible Spare Engine purchase as set forth herein, and will escalate in accordance with the terms of Attachment D. The invoice to Airline shall reflect application of this Spare Engine Purchase Price Credit. For avoidance of doubt, such Spare Engine Purchase Price Credit cannot be used for any purpose other than as set forth herein.

3.	Other Conditions

a.	If Airline intends to utilize the Spare Engine Purchase Price Credit for a particular Spare Engine purchase, it shall send to CFM a letter certifying that Airline’s Spare Engine purchase is eligible to receive the Spare Engine Purchase Price Credit as set forth under Section 2 and 3 hereof

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J-1

b.	As CFM has made this Spare Engine Support Plan available to Airline to assist Airline to achieve, and maintain, the Spare Engine Ratio, if Airline sells a Spare Engine on which the Spare Engine Purchase Price Credit has been applied or ceases to use such Engine as a Spare Engine, within *****of delivery of such Engine to Airline, this Spare Engine Purchase Price Credit agreement will be deemed terminated. The foregoing shall not apply a) to a sale made by Airline of such a Spare Engine in order to obtain purchase price financing or b) to a sale by Airline of such a Spare Engine made after the *****from delivery of such Engine to Airline (a “Permissible Sale”).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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J-2

AMENDMENT No. 1 TO

LETTER AGREEMENT NO. 5

TO GTA No. CFM-04-0012B

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter referred to as “CFM”) and Virgin America Inc (hereinafter referred to as the “Airline,”) and together with CFM, the “Parties” have entered into General Terms Agreement No. CFM-04-0012B dated June 11, 2004 (hereinafter referred to as the “GTA”); and

WHEREAS, the GTA contains applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefore in support of Airline’s CFM powered fleet of aircraft from Airbus Industrie S.A.S. (“Airbus”), which has been supplemented by Letter Agreements No. 1 through 5, all of which, when taken together, and as each may be amended, supplemented, including without limitation by additional letter agreements, or otherwise modified from time to time in accordance with the terms of the GTA, are hereinafter referred to as the “Agreement;”

WHEREAS, the Parties would like to amend Letter Agreement No. 5 to reflect a change in Aircraft quantity and delivery schedules;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows.

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 1

I.	Replace paragraph A, Section.1, Firm Order for Aircraft with On-Wing Engines, with the following:

1.	Firm Order for Aircraft with On-Wing Engines.

1.1.	Airline shall take delivery of ten (10) newly manufactured firm A320 family narrow-body Airbus Aircraft, each equipped with two (2) new CFM56-5B4 On-Wing Engines respectively, to be delivered between ***** (the “Firm Order”), and has the right to convert each Aircraft to A321 family narrow-body aircraft powered by two (2) new CFM56-5B3 On-Wing Engines. Airline has contracted for the Firm Order and Option Aircraft with Airbus.

1.2	Details related to the required delivery schedule of Firm Order Aircraft and associated On-Wing Engines, as well as other CFM-specific terms, are outlined in Attachment A.

II.	The number***** set forth in paragraph D, Special Fleet Guarantees, is amended to read *****

III.	Attachment A is replaced with Attachment A herein.

IV.	The number “twenty-five (25)”, set forth in paragraph 1 of Attachment B is amended to read “ten (10).” Additionally, the table now reads as follows.

Qnty. Aircraft Delivered	Allowance Adjustment
10 Firm Order A320Aircraft	*****
From 1-9 Firm Order A320Aircraft	*****
0 firm A320 Aircraft	*****

V.	The number ***** set forth in paragraph A.1. of Attachment E is amended to read ***** in both instances.

Except as set forth herein, Letter Agreement No. 5, remains in full force and effect. For the avoidance of doubt, there are no changes to paragraphs B, Special Allowances or C, Special Fleet Operation Guarantees.

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2

LETTER AGREEMENT NO. 1

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

VIRGIN AMERICA INC.		CFM INTERNATIONAL, INC.

By:	/s/ Peter D. Hunt	By:	/s/ John C. Mericle
Typed Name:	Peter D. Hunt	Typed Name:	John C. Mericle
Title:	SVP & Chief Financial Officer	Title:	Chief Financial Officer
Date:	December 19, 2012	Date:	December 20, 2012

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LETTER AGREEMENT NO. 1

ATTACHMENT A

Aircraft Order Delivery Schedule

Aircraft Rank	Scheduled Delivery
	Month or Quarter	Year
1	*****	*****
2	*****	*****
3	*****	*****
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5	*****	*****
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10	*****	*****

Firm Spare Engine
Date	Quantity
Sept 11	1 x CFM56-5B4/3
Sept 13	1 x CFM56-5B4/3
*****	1 x CFM56-5B4/3
*****	1 x CFM56-5B4/3
*****	1 x CFM56-5B4/3

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A-1

LETTER AGREEMENT NO. 6 TO GTA No. CFM-04-0012B

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”) and Virgin America Inc. (hereinafter referred to as “Airline”) (CFM and Airline being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement CFM-04-0012B dated June 14, 2004 (hereinafter referred to as “GTA”); and

WHEREAS, the GTA contains the applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefor in support of Airline’s CFM powered fleet of aircraft from Airbus S.A.S (“Airbus” or “Airframer”).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1.	Airline agrees to purchase and take delivery of thirty (30) new firm LEAP-X1A26 powered A320 aircraft (the “Aircraft”) direct from Airframer in accordance with the delivery schedule set forth in Attachment A hereto (the “Aircraft Delivery Schedule”), and shall have rights to purchase up to one (1) additional aircraft with two (2) LEAP-X1A26 Engines for delivery ***** (the “Option”).

The Airline may lease up to thirty (30) aircraft and sixty (60) associated on-wing engines, each of the same type as the Aircraft, respectively, from lessors (such aircraft, the “Lessor Aircraft”) within the same delivery period established for firm Aircraft in Attachment A.

2.	Airline agrees to purchase and take delivery of a minimum of four (4) LEAP-X1A26 spare engines from CFM according to the delivery schedule set forth in Attachment A hereto (the “Spare Engine Delivery Schedule”) and thereafter agrees to maintain an installable Spare Engine to installed Engine ratio of not less than ***** in support of its fleet size during the term of the Agreement.

With ***** advance written notification, CFM and Airline agree that Airline shall have the right (such right, the “Reschedule Right”) to reschedule the delivery of any Spare Engine from its scheduled delivery date to any prior or subsequent month within ***** of its scheduled delivery date according to the Spare Engine Delivery Schedule in Attachment A hereto.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

LETTER AGREEMENT NO. 6

In consideration of the above, CFM agrees to the following:

A.	Special Allowances

CFM agrees to provide the following allowances to Airline subject to the conditions set forth in Attachment B hereto:

(i)	Aircraft Allowance

CFM will provide Airline with a per aircraft allowance for each such Aircraft in the amount of *****

Such per Aircraft allowance is stated in January 2010 US Dollars (CPI=*****), and shall be subject to adjustment for escalation to the date of delivery of each shipset of Engines to Airframer in accordance with the escalation formula set forth in Attachment D hereto, and further by Paragraph 2.C below.

Each per Aircraft Allowance will be earned by Airline upon delivery of each Aircraft to Airline, and will be provided to Airframer for the benefit of Airline on the delivery date of the Aircraft to be applied as a reduction in the final Aircraft price.

(ii)	Initial Provisioning Allowance

CFM agrees to provide Airline with an Initial Provisioning Allowance in the amount of ***** per Aircraft delivered to Airline. This allowance is earned at the time of delivery of each Aircraft per the delivery schedule in Attachment A up to ***** If the total number of Aircraft are not delivered, a prorated amount will be reimbursed to CFM.

Such allowance is not subject to adjustment for escalation, and will be made available to Airline as a credit against purchases of goods and services from CFM.

However, to better support Airline’s start-up costs, CFM agrees to advance the total allowance of ***** prior to the delivery of the first Aircraft. Airline will notify CFM ***** prior to delivery of the first Aircraft to ensure proper timing of the credit.

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LETTER AGREEMENT NO. 6

(iii)	Spare Engine Allowance

CFM agrees to provide Airline with an additional allowance, the Spare Engine Allowance, in the amount of ***** per Aircraft delivered to Airline. Such per Aircraft allowance is stated in January 2010 US Dollars (CPI=*****), and shall be subject to adjustment for escalation to the date of delivery of each shipset of Engines to Airframer in accordance with the escalation formula set forth in Attachment D and further by paragraph 2.C hereto. Each Spare Engine Allowance will be earned by Airline upon delivery of each Aircraft to Airline, and will be provided to Airframer for the benefit of Airline on the delivery date of the Aircraft to be applied as a reduction in the final Aircraft price.

(iv)	Thrust Upgrades

If increased thrust for Aircraft becomes available, CFM will provide Airline with thrust upgrades for the fleet of Airbus A320 aircraft powered by LEAP-X1A26 engines to enable Airline to operate at the higher thrust (“Thrust Upgrade”). This thrust upgrade will be provided ***** to the Airline under the following conditions:

*****

Notwithstanding the terms of Section A(iv)(b) and (c) above, Airline (or its sublessee) may retain the Thrust Upgrade during any period which Airline has: (i) leased the Aircraft; or (ii) subleased the Aircraft to a sublessee and Airline remains a primary lessee of the Aircraft with an aircraft lessor.

B.	Price Protection

Spare Engine Base Price Protection

Base prices for LEAP-X1A26 Spare Engines scheduled for delivery through ***** in support of the Aircraft, shall be as set forth in Attachment C hereto, and shall be subject to adjustment for escalation in accordance with the escalation formula set forth in Attachment D hereto, and further by the terms of Paragraph 2.C below.

C.	Price Escalation Cap Allowance

The price escalation adjustment with respect to Engines installed on Aircraft delivered by Airbus to Airline and Spare Engines delivered from CFM to Airline shall be as set forth in the escalation formula in Attachment D hereto, with the understanding that Attachment D shall be used for the purpose of calculating the Price Escalation Cap Allowance described in this paragraph 2.C, notwithstanding any other escalation provision in the Airbus Aircraft purchase agreement.

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LETTER AGREEMENT NO. 6

Subject to and contingent upon Airline purchasing and taking delivery of Aircraft, each in accordance with the terms set forth herein, CFM agrees to provide Airline, as a special allowance, the following price adjustment caps:

Notwithstanding any previous agreements between Airbus and CFM relating to the subject matter of this Letter Agreement, all Engines delivered directly to Airbus from CFM for the Aircraft in accordance with the Aircraft Delivery Schedule set forth in Attachment A, and all Spare Engines delivered to Airline directly from CFM with scheduled delivery dates that occur on or before ***** shall be subject to a price adjustment due to escalation as described below. The below escalation adjustments will also apply to the Aircraft Allowances, as set forth in Paragraph A. (i) and A (iii) above, for all Aircraft.

If the price adjustment due to escalation from January 1, 2010 thru delivery of Engines to Airbus, or the Spare Engine to Airline, as calculated under Attachment D is less than or equal to ***** cumulative annual escalation, the Engine price will be adjusted by the changes in the escalation calculated in Attachment D. If the price adjustment due to escalation from January 1, 2010 thru delivery of the Engines to Airbus, or the Spare Engine to Airline as calculated under Attachment D is greater than ***** cumulative annual escalation but less than or equal to ***** then the price adjustment due to escalation will be an amount equal to *****

In the event that the price adjustment due to escalation as calculated under Attachment D is greater than ***** during the ***** period preceding delivery of the Engines to Airbus or delivery of the Spare Engine to Airline then the price adjustment due to escalation will be an amount equal *****

The Price Escalation Cap Allowance for on-wing Engines is an agreement between CFM and Airline. Any difference between the actual escalation calculated per Attachment D and the escalation cap set forth above will be rebated to Airline at delivery of Aircraft as an additional allowance to be provided through Airbus along with the Aircraft Allowance. *****

For on-wing Engines delivered directly to Airbus from CFM for installation on the firm Aircraft with scheduled delivery dates that occur on or after ***** or for Spare Engines scheduled for delivery after ***** the total cumulative escalation in Attachment D from January 2010 to the date of delivery shall apply with no escalation cap or limit.

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LETTER AGREEMENT NO. 6

D.	Special Guarantees

CFM agrees to provide the following special guarantees to Airline in support of the Aircraft and Lessor Aircraft described in this Letter Agreement. These special guarantees are subject, to (i) the Limitation of Liability provisions set forth in the GTA, (ii) the General Conditions set forth in Section II of Exhibit A to the GTA and (iii) to the Basis and Conditions for Special Guarantees set forth in Attachment E hereto. Terms which are capitalized but not otherwise defined herein shall have the meaning ascribed to them in Section I of the GTA. ***** Unless otherwise specifically indicated, all of the special guarantees set forth below shall be effective for a period of ***** commencing upon the entry into revenue service of the first (1st) Aircraft (the “Guarantee Period”). These special guarantees are exclusively offered and administered by CFM. From time to time, upon Airline’s request, CFM will provide all data from Airline’s usage of the Engines, provided to Airline in a non-raw, post-processed format useful to Airline in Airline’s reasonable judgment. CFM will provide Airline access to tools necessary and appropriate to enable Airline to process the raw data generated by the Engines for regulatory and fleet management purposes.

On or about every anniversary of entry into service of the first Aircraft, the Parties will review and establish the relevant data of the previous ***** period. The data agreed at these review meetings shall be considered final. Settlements shall occur as specified below.

*****

CFM guarantees that, for the Guarantee Period, *****

*****

CFM guarantees that for the Guarantee Period *****

*****

CFM guarantees that, for the Guarantee Period, *****

CFM guarantees that, for the Guarantee Period, *****

*****

CFM guarantees that, at the end of the Guarantee Period, *****

*****

For purposes of this guarantee, ***** is defined as *****

CFM guarantees that *****

CFM guarantees that, during the Guarantee Period, *****

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LETTER AGREEMENT NO. 6

*****

CFM guarantees that, during the Guarantee Period, *****

*****

CFM guarantees that, for the Guarantee Period, *****

*****

CFM guarantees that, during the Guarantee Period, *****

*****

CFM guarantees that, during the Guarantee Period, *****

***** for the purpose of this guarantee, is defined as *****

*****

CFM guarantees that, during the guarantee period, *****

*****

CFM guarantees that *****

*****

CFM guarantees that *****

*****

CFM guarantees that *****

Confidentiality of Information. This Letter Agreement contains information specifically for Airline and CFM, and nothing herein contained shall be divulged by Airline or CFM to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except (i) that Airline’s consent shall not be required for disclosure by CFM of this Letter Agreements, to an Engine program participant, joint venture participant, engineering service provider or consultant to CFM so as to enable CFM to perform its obligations under this Letter Agreement or to provide informational data; (ii) to the extent required by Government agencies, by law, or to enforce this Letter Agreement; and (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by the provisions of this paragraph. In the event (i) or (iii) occur, suitable restrictive legends limiting further disclosure shall be

CFM PROPRIETARY INFORMATION

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LETTER AGREEMENT NO. 6

applied. In the event this Letter Agreement, or other CFM information or data is required to be disclosed or filed by government agencies by law, or by court order, Airline shall notify CFM at least ***** in advance of such disclosure or filing and shall cooperate fully with CFM in seeking confidential treatment of sensitive terms of this Letter Agreement.

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

VIRGIN AMERICA INC.		CFM INTERNATIONAL, INC.

By:	/s/ Peter D. Hunt	By:	/s/ John C. Mericle
Typed Name:	Peter D. Hunt	Typed Name:	John C. Mericle
Title:	SVP & Chief Financial Officer	Title:	Chief Financial Officer
Date:	Undated	Date:	October 3, 2011

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT A

A320 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date
1 Firm	LEAP-X1A26	*****
1 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****

LEAP-X1A26 Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date
1	LEAP-X1A26	*****
1	LEAP-X1A26	*****
1	LEAP-X1A26	*****
1	LEAP-X1A26	*****

Notwithstanding the foregoing delivery schedule, the parties hereby acknowledge that the following changes to the delivery schedule may occur:

1.	In respect of all Aircraft, at any time before ***** the schedule may change with no liability or change in the duties of the parties hereto due to engine certification schedule and industrial ramp-up;

2.	In respect of the first eleven (11) Aircraft, Airframer has the option to advance or defer the scheduled delivery by no more than *****

CFM PROPRIETARY INFORMATION

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LETTER AGREEMENT NO. 6

3.	Airline has the option to advance or defer the scheduled delivery of up to four (4) Aircraft scheduled for delivery in each of ***** and

4.	Other production delays on the part of Airframer or CFM.

CFM PROPRIETARY INFORMATION

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT B

CONDITIONS FOR SPECIAL ALLOWANCES/DELAY/CANCELLATION

1.	Allowance for Initial Aircraft Sale Only

Any allowance described herein applies only to the thirty (30) new firm A320 aircraft (together or individually the “Aircraft”) equipped with new LEAP-X1A26 engines (together or individually the “Engines”) purchased by Airline directly from the aircraft manufacturer. Allowances described herein do not apply to aircraft equipped with buyer-furnished engines, aircraft that have been the subject of a previous CFM proposal or offer, or, aircraft that have been previously sold or otherwise acquired through resale, lease, transfer, trade or exchange.

2.	Allowance Not Paid

Allowances described herein will become unearned and will not be paid if Engines have been delivered to the aircraft manufacturer for installation in Airline’s Aircraft and, thereafter, Airline’s purchase order with the aircraft manufacturer is terminated, canceled or revoked, or delivery of the Aircraft will be prevented or delayed beyond ***** of the delivery period described in the Aircraft Delivery Schedule herein (“Delivery Period”), in each case as a result of Airline’s breach of its purchase agreement with Airframer.

3.	Intentionally Omitted

4.	Adjustment of Allowances

The total allowances, of any nature, described herein are contingent upon Airline accepting delivery of a minimum of 25 LEAP-X1A26 powered Aircraft (“Minimum Number of Aircraft”) and four (4) LEAP-X1A26 Spare Engines (“Minimum Number of Spares”) for delivery during the Delivery Period. If Airline has canceled or otherwise failed to accept delivery of one or more off the required Minimum Number of Aircraft or Minimum Number of Spares within the Delivery Period, the allowances will be adjusted as follows:

*****	*****
*****	*****
*****	*****

Adjustment of allowances in accordance with the above formula may be made by CFM prospectively to take into account Aircraft delays and/or cancellations. In any case, Airline agrees to promptly reimburse CFM for any allowance overpayments determined to have been made at the application of the adjustment formula set forth above with interest since the allowance overpayment(s) at the prime floating interest rate per annum for ***** U.S. Dollar deposits, as published in The Wall Street Journal from time to time (the “Prime Rate”), plus ***** Unless otherwise agreed by CFM, no allowance shall be paid on Aircraft not accepted within the Delivery Period and such Aircraft shall not be counted for purposes of the adjustment formula set forth above.

CFM PROPRIETARY INFORMATION

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

5.	Assignability of Allowance

Any allowance described herein is exclusively for the benefit of Airline and is not assignable without CFM’s written consent which shall not be unreasonably withheld.

6.	Set Off for Outstanding Balance

Either party shall be entitled, with five (5) days written notice, to set off any outstanding obligation and amounts that are due and owing from Airline to CFM (and not subject to a good faith dispute for goods or services (whether or not in connection with this Letter Agreement and/or GTA)), against any amount or credits payable by CFM to Airline in connection with this Letter Agreement and/or GTA.

7.	Cancellation of Installed or Spare Engines

Airline recognizes that harm or damage will be sustained by CFM if Airline places an order for Spare Engine(s) or for Aircraft equipped with installed Engines and subsequently cancels such order or otherwise fails to accept delivery of the Engines or Aircraft when duly tendered. Within ***** of any such cancellation or failure to accept delivery occurs, Airline shall remit to CFM a minimum cancellation charge ***** determined as of the date of scheduled Engine delivery to Airline or to the aircraft manufacturer, whichever is applicable.

The parties acknowledge such minimum cancellation charge to be a reasonable estimate of the minimum harm or damage to CFM in such circumstances. If written notice of any such cancellation or failure to accept delivery is given by Airline at least ***** prior to scheduled delivery of the applicable spare or installed Engine(s), such minimum cancellation charge shall be deemed liquidated damages for such harm or damage. If any such cancellation or failure occurs with less than such ***** prior written notice, CFM shall also retain all remedies in law and equity available to CFM for damages in excess of such minimum cancellation charge.

CFM shall retain any progress payments or other deposits made to CFM for any such Engine. Such progress payments will be applied first to the minimum cancellation charge for such Engine and, in circumstances described in the last sentence of the preceding paragraph, then to any further damages sustained by CFM as a result of such cancellation or failure to accept delivery. Progress payments held by CFM in respect of any such Engine which are in excess of such amounts will be refunded to Airline, provided Airline is not then in arrears on other amounts owed to CFM.

8.	Delay Charge for Installed or Spare Engines

In the event Airline delays the scheduled delivery date of a Spare Engine, or causes the delay of the scheduled delivery date of an installed Engine, for which CFM has received a purchase order from the aircraft manufacturer or Airline, as appropriate, for a period, or cumulative period, of more that ***** such delay shall be considered a cancellation and the applicable provisions hereof regarding the effect of cancellation shall apply.

9.	Aircraft Substitution Rights

*****

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LETTER AGREEMENT NO. 6

10.	Aircraft Not Operated for Minimum Period

If Airline sells or otherwise fails to own (other than for sale-leaseback or any other financing purposes) ***** or more of the total delivered Firm Ordered for an average period of ***** any Aircraft for which CFM paid allowances hereunder (the “Minimum Period”), then the allowances earned and/or paid on such sold or non-Airline owned Aircraft will be proportionately reduced. Airline will reimburse CFM an amount equal to the proportionate share of the special allowances earned and/or paid with respect to such Aircraft, (based on the percentage of the Minimum Period the Aircraft was actually owned and operated by Airline), with interest on such amount. The allowance reimbursement is due no later than ***** after written request from CFM, following the time Airline ceases to own and operate such Aircraft. Interest will be calculated at the Prime Rate, plus ***** from the time of initial allowance payment on such Aircraft until the time of full reimbursement.

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT C

BASE PRICES FOR SPARE ENGINES

Prices Applicable to Deliveries through *****

Item	Base Price 2010 US Dollars CPI=*****
1. LEAP-X1A26	*****

A.	Base prices are effective for basic Spare Engines delivered to Airline by CFM on or before ***** The base prices are for delivery Ex Works, Evendale, Ohio, or FCA, Villaroche, France, subject to adjustment for escalation, and Airline shall be responsible, upon delivery, for the payment of all taxes, duties, fees or other similar charges.

B.	The selling price of LEAP-X1A basic Spare Engines above delivered after ***** shall be the base price then in effect, which base price shall be subject to adjustment for escalation in accordance with CFM’s then-current escalation provisions.

CFM PROPRIETARY INFORMATION

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT D

LEAP-X1A SPARE ENGINE AND MAJOR MODULE ESCALATION FORMULA

I.	The base price for Products purchased hereunder shall be adjusted pursuant to the provisions of this Exhibit.

II.	For the purpose of this adjustment:

*****

C.	Each CPI shall be determined to the second decimal place. Calculation shall be to the third decimal digit and if the third decimal digit is five or more, the second decimal digit shall be raised to the next higher figure. If the third decimal digit is less than five, the second decimal figure shall remain as calculated.

D.	The Base Composite Index (CPIb) shall be the base index stated in the published prices.

III.	Base prices shall be adjusted in accordance with the following formula:

*****

IV.	The invoice price shall be the final price and will not be subject to further adjustments in the indices. In no event shall the invoice price be lower than the base price.

V.	The ratio (CPI / CPIb) shall be calculated to the fourth decimal digit. If the fourth decimal digit is five or more, the third decimal digit shall be raised to the next higher figure, and if the fourth decimal digit is less than five, the third decimal figure shall remain as calculated. If the calculation of this ratio results in a number less than 1.000, the ratio will be adjusted to 1.000. The resulting three digit decimal shall be used to calculate Pn.

VI.	Values to be utilized in the event of unavailability. If at the time of delivery of Product, CFMI is unable to determine the adjusted price because the applicable values to be used to determine the L and IC have not been released by the Bureau of Labor Statistics, then:

a)	The Price Adjustment, to be used at the time of delivery of the Product, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available 30 days prior to scheduled Product delivery month will be used to determine ***** for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment. If no value have been released for an applicable month, the provisions set forth in Paragraph b, below, will apply. If prior to delivery of a Product, the U.S. Department of Labor changes the base year for determination of ***** as defined above, such rebase values will be incorporated in the Price Adjustment calculation.

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LETTER AGREEMENT NO. 6

b)	If prior to delivery of a Product, U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine ***** (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Price Adjustment, CFM will, prior to delivery of any such Product, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revisions of the formula will be made as required to reflect any substitute values. However, if within ***** from delivery of the Product, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Product Price Adjustment, such values will be used to determine any increase or decrease in the Product Price Adjustment from that determined at the time of delivery of such Product.

c)	In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the base price of any affected Product to reflect an allowance for increase or decrease in labor compensation and material costs occurring ***** which is consistent with the applicable provisions of this Price Escalation formula.

d)	For the calculation herein, the values released by the Bureau of Labor Statistics and available to CFM at the end of the month prior to scheduled Product delivery month will be used to determine ***** for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment for the Product invoice at the time of delivery. The values will be considered final and no Product Price Adjustment will be made after Product delivery for any subsequent changes in published index values.

VII.	Any rounding of a number, with respect to escalation of the Product Price, will be accomplished as follows: If the first digit of the portion to be dropped from the number is five or greater, the preceding digit will be raised to the next higher number.

*****

CFM PROPRIETARY INFORMATION

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT E

BASIS AND CONDITIONS FOR SPECIAL GUARANTEES

A.	General Conditions

The Guarantees offered in this Letter Agreement have been developed specifically for Airline’s new installed and Spare Engines. The General Conditions described in Exhibit A of the General Terms Agreement between CFM and Airline apply to the guarantees and such guarantees are offered to Airline contingent upon:

*****

3.	Intentionally omitted;

4.	Intentionally omitted

*****

8.	Service bulletins agreed to between Airline and CFM being incorporated in a timely manner.

B.	Exclusions

The guarantees shall not apply *****.

C.	Administration

The guarantees are not assignable without the written consent of CFM.

If compensation becomes available to Airline under more than one specific guarantee, airframer guarantee (except as otherwise provided herein), warranty or other engine program consideration as a result of a breach of a specific guaranteed condition, Airline will not receive duplicate compensation from more than a single guarantee, warranty or other program consideration, but will receive the compensation most beneficial to Airline under a single guarantee, warranty or other program consideration. Unless otherwise stated, the guarantee compensation will be in the form of credits to be used by Airline against the purchase from CFM If credits cannot be reasonably applied by Airline within *****, CFM and Airline will discuss and chose other settlement options that may include use of credits against invoices for other CFM goods and services including those invoices that may be applicable to Airline’s CFM56-5B fleet, payment in cash, or other agreed solutions.

CFM PROPRIETARY INFORMATION

(subject to restrictions on first page)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT F

QUALIFYING SHOP VISITS

*****

CFM PROPRIETARY INFORMATION

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT G

DELAY AND CANCELLATION DEFINITIONS FOR GUARANTEE

*****

CFM PROPRIETARY INFORMATION

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT H

*****

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

H-1

AMENDMENT No. 1 TO LETTER AGREEMENT NO. 6 TO GTA No. CFM-04-0012B

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”) and Virgin America Inc. (hereinafter referred to as “Airline”) (CFM and Airline being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement CFM-04-0012B dated June 14, 2004 (hereinafter referred to as “GTA”); and

WHEREAS, the GTA contains the applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefor in support of Airline’s CFM powered fleet of aircraft from Airbus S.A.S (“Airbus” or “Airframer”).

WHEREAS, the Parties would like to amend Letter Agreement No. 6 to reflect a change in Aircraft and Spare Engine delivery schedules;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

Replace paragraph 1 with the following:

1.	Airline agrees to purchase and take delivery of thirty (30) new firm LEAP-X1A26 powered A320 aircraft (the “Aircraft”) direct from Airframer in accordance with the delivery schedule set forth in Attachment A hereto (the “Aircraft Delivery Schedule”),

The Airline may lease up to thirty (30) aircraft and sixty (60) associated on-wing engines, each of the same type as the Aircraft, respectively, from lessors (such aircraft, the “Lessor Aircraft”) within the same delivery period established for firm Aircraft in Attachment A.

The updated delivery schedules are reflected in Attachment A below.

Except as set forth herein, Letter Agreement No. 6, remains in full force and effect.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

LETTER AGREEMENT NO. 6

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

VIRGIN AMERICA INC.		CFM INTERNATIONAL, INC.

By:	/s/ Peter D. Hunt	By:	/s/ John C. Mericle
Typed Name:	Peter D. Hunt	Typed Name:	John C. Mericle
Title:	SVP & Chief Financial Officer	Title:	Chief Financial Officer
Date:	December 18, 2012	Date:	December 20, 2012

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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LETTER AGREEMENT NO. 6

ATTACHMENT A

A320 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date
2 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
3 Firm	LEAP-X1A26	*****
2 Firm	LEAP-X1A26	*****

LEAP-X1A26 Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date
1	LEAP-X1A26	*****
1	LEAP-X1A26	*****
1	LEAP-X1A26	*****
1	LEAP-X1A26	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

CFM Proprietary Information

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A